united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22131

Miller Investment Trust

(Exact name of registrant as specified in charter)

20 William Street Wellesley, MA       02481

(Address of principal executive offices) (Zip code)

Gemini Fund Services, LLC., 80 Arkay Drive Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 781-416-4000

Date of fiscal year end: 10/31

Date of reporting period:10/31/17

Item 1. Reports to Stockholders.

Miller Convertible Bond Fund
Miller Convertible Plus Fund
Miller Intermediate Bond Fund

Annual Report

October 31, 2017

1-877- 441- 4434
www.TheMillerFamilyOfFunds.com

Investment Advisor
Wellesley Asset Management, Inc.
The Wellesley Office Park
20 William Street
Wellesley, MA 02481
781-416-4000

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of Miller Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC. Member FINRA

Dear Fellow Shareholder,

The continued strength in equities led to positive returns for our investors. Over the last year, all share classes of the Miller Family of Funds outperformed bonds but underperformed stocks. The results since inception were similar with all share classes outperforming the Bloomberg Barclays US Aggregate Bond Index while all the share classes underperformed the S&P 500 Total Return Index. Our funds’ performance for the year ended October 31st, 2017 and since inception is as follows:

	One Year Ended	Annualized Since
Miller Convertible Bond Fund	October 31, 2017	Inception
A shares (MCFAX.LW)	8.72%	6.27% (12/27/07)
I shares (MCIFX)	9.27%	6.85% (12/27/07)
C shares (MCFCX)	8.14%	6.89% (12/01/09)

		Annualized Since
Miller Convertible Plus Fund		Inception
A shares (MCPAX)	10.87%	9.24% (12/31/14)
I shares (MCPIX)	11.16%	9.49% (12/31/14)
C shares (MCCCX)	9.98%	8.38% (12/31/14)

		Annualized Since
Miller Intermediate Bond Fund		Inception
A shares (MIFAX)	4.11%	5.07% (12/31/14)
I shares (MIFIX)	4.34%	5.30% (12/31/14)
C shares (MIFCX)	3.31%	4.50% (12/31/14)

The funds’ net assets as of 10/31/2017 were as follows:

Miller Convertible Bond Fund	$963,129,072
Miller Convertible Plus Fund	$137,623,947
Miller Intermediate Bond Fund	$147,877,374

Convertible Market Review

Over the last year ending October 31st, the Bank of America/Merrill Lynch All Convertibles ex Mandatory Index (V0A0) and the S&P 500 Total Return Index were up 20.69% and 23.63%, respectively, while the Bloomberg Barclays US Aggregate Bond Index was up .90%. Convertible returns were helped by the performance of the underlying equities and lower credit spreads. This was only partially offset by lower volatility and higher interest rates. Note the following definitions:

●	The Bank of America/Merrill Lynch All Convertibles ex Mandatory Index (V0A0) represents all US convertibles, excluding mandatory convertibles, small issues and bankruptcies

●	The Bloomberg/Barclays US Aggregate Bond Index represents most investment grade bonds traded in the United States

●	The S&P 500 Total Return Index is a cap-weighted index of 500 common stocks and is regarded as a leading proxy for the US stock market

●	A credit spread is the difference in yield between a US Treasury bond and a debt security with the same maturity but of lesser quality

Please note: Investors cannot directly invest in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

The presidential election set the table for the performance of the US capital markets over the last year. The inauguration of a new President after 8 years produced optimism that the new administration would pass legislation that would be market friendly. As of this writing, Congress appears to be on the verge of passing new tax laws that will lower corporate taxes and may, accordingly, continue to boost market optimism. The potential for lower taxes has led both stocks and bond yields higher. While stock market returns have been impressive, the moves higher have been unspectacular. Equities have been grinding higher without any serious setbacks. The combination of higher equity prices, higher yields and low volatility provided an ideal scenario for convertible issuance which flourished during the last year.

Miller Convertible Bond Fund

The Miller Convertible Bond Fund underperformed the V0A0 Index and the S&P Total Return Index, but outperformed the Bloomberg Barclays US Aggregate Bond Index for the year ended October 31, 2017. The best performing sectors in the V0A0 index were information technology and consumer discretionary. The fund was underweight both of these sectors. Investment grade convertibles outperformed high yield convertibles. Our fund had a larger allocation to high yield convertibles. Both of these factors led to underperformance versus the V0A0 index. To understand our underperformance versus the S&P Total Return Index, one has to look at the sub-industries. Although we were overweight technology, we owned mostly semiconductors which underperformed both hardware and software. In financials, where we were also overweight, we owned REITS and business development companies which underperformed diversified banks. In a year when equities outperformed fixed income, our fund’s returns correlated more closely with stock returns, leading to our outperformance versus the Bloomberg Barclays US Aggregate Bond Index.

The fund’s position in LGI Homes produced a 77% gain. On the negative side, the fund’s position in Vitamin Shoppe resulted in a 27% loss.

The fund remains well diversified with 89 convertible bond and US treasury bond positions (not including any derivative or money market fund positions), the largest being LGI Homes, which accounts for 3.2% of net assets. Although returns of individual securities diverged, the net returns of the fund were not as dispersed. As a result, the largest drawdown, or peak to trough decline, was 2.66%.

Miller Convertible Plus Fund

The results for the Miller Convertible Plus Fund were better than the Miller Convertible Bond Fund, though, it too underperformed the V0A0 and S&P 500 Total Return Indices. The fund did outperform the Bloomberg Barclays US Aggregate Bond Index by a wide margin. The fund’s use of leverage and its underweight position in the energy sector were positive contributors to performance. Underweight allocations to the information technology and consumer discretionary sectors were detractors from performance.

The Miller Convertible Plus Fund’s top performing position was also LGI Homes which returned 89.57%. The Miller Convertible Plus Fund’s worst position was in Aegean Marine which resulted in a 22.51% loss.

The fund is diversified with 55 convertible bond and US treasury bond positions (not including any derivative or money market fund positions), the largest being Finisar Corporation which represents 3.4% of the fund’s net assets. Because the fund uses leverage, it tends to be the most volatile in the Miller Family of Funds. During the last year, the largest drawdown in the Miller Convertible Plus Fund was 4.10%.

Miller Intermediate Bond Fund

During the period, the Miller Intermediate Bond Fund lagged the other two Miller Funds, though it outperformed the Bloomberg Barclays US Aggregate Bond Index. The Miller Intermediate Bond Fund is the most conservative in the Miller family of funds due to its 25% position to US Treasuries. The fund’s allocation to Treasuries led to underperformance versus the other Miller Funds.

The Intermediate Bond Fund’s best and worst positions where the same as those in the Miller Convertible Bond Fund. The Fund gained 89.57% in LGI Homes, but lost 27.03% in Vitamin Shoppe.

The Intermediate Bond Fund has 59 convertible bond and US treasury bond positions (not including any derivative or money market fund positions) and the largest position is in a US Three Year Treasury Note which represents 4.5% of the fund’s net assets. Though the fund had individual positions with volatile returns, a large allocation to US Treasuries helped dampen the volatility of returns. As a result, the fund’s largest drawdown for the six months was only 1.91%.

Convertible Bond Strategy Review

We remain committed to the same strategy we have utilized since our company was founded in 1991. It is important to note that we do not materially alter our investment strategy regardless of what the current investment climate is. When investing in convertibles we only buy convertible bonds and notes (no convertible preferreds, mandatory preferreds, or other convertible structures) which typically offer the return of the majority of principal within seven years of issuance. Before making an investment, we perform a thorough analysis of a company’s balance sheet and income statement. We seek to invest in profitable companies and we avoid companies with unsafe debt loads. While we usually invest with the idea of holding bonds until the next liquidity date (maturity, put or call), we consider selling or reducing our exposure if one of the following scenarios occur:

●	An issuer’s credit quality deteriorates

●	The bond loses its favorable risk/reward characteristics due to price appreciation

●	We perceive an opportunity to increase portfolio diversification

●	We believe more attractive investments are available.

Because one of our key risk management practices involves careful limits on prices we pay, we tend not to purchase convertibles that trade at prices substantially above par and thus have significantly negative yields to the next liquidity date. This discipline often results in the elimination of some of the most equity-sensitive convertibles. As a result, our performance tends to lag broader equity indices in rising markets but seeks to decline less in falling stock markets. Our holdings span the convertible market, from investment-grade to small-cap, with a broad distribution of industries represented. Many of our rated convertible bonds are investment grade and a large percentage of the bonds are not rated.

New Issuance

The new issue market remained strong over the last year as both stocks and interest rates moved higher. Almost $40 billion of new paper came to the market in the last year. Some of the new issues that met our criteria were convertible bonds issued by:

●	ON Semiconductor, supplies semiconductors for data and power management used in routers, wireless phones, cameras, appliances, and automobiles

●	HCI Group, an insurance company that provides homeowners and renters insurance throughout Florida

●	Hannon Armstrong Sustainable, a real estate investment trust that provides financing to the energy efficiency and renewable energy markets

●	Sucampo Pharmaceuticals, a biopharmaceutical company that develops therapies for respiratory, gastrointestinal, vascular, and central nervous disorders.

Future catalysts for continued strength in convertible issuance include rising interest rates, widening credit spreads, and higher stock prices.

As we look ahead, we continue to believe that a balanced portfolio of convertible bonds offers investors the best of both worlds: upside participation to improving equity markets and capital preservation should the equity markets correct. As always, we thank you for your confidence and trust in our management.

Sincerely,

Darlene Murphy, Portfolio Manager
Michael Miller, Portfolio Manager
Greg Miller, Portfolio Manager

December 1, 2017

2274-NLD-12/1/2017

Miller Convertible Bond Fund
PERFORMANCE OF A $10,000 INVESTMENT (Unaudited)
Since Inception through October 31, 2017

Annualized Total Returns as of October 31, 2017
			Since	Since
			Inception*	Inception**
	One Year	Five Year	(Class A and I)	(Class C)
Miller Convertible Bond Fund:
Class A, without sales charge	8.72%	8.32%	6.27%	—
Class A, with sales charge of 5.75%	2.50%	7.05%	5.63%	—
Class I	9.27%	8.88%	6.85%	—
Class C	8.14%	7.79%	—	6.89%
Barclays Aggregate Bond Index	0.90%	2.04%	4.12%	3.43%

*	Class A and Class I shares commenced operations on December 27, 2007.

**	Class C shares commenced operations on December 1, 2009.

The Barclays U.S. Aggregate Bond Index is an unmanaged index of prices of U.S. dollar-denominated, fixed-rate, taxable, investment grade fixed-income securities with remaining maturities of one year and longer. The Index includes Treasury, government, corporate, mortgage-backed, commercial mortgage-backed and asset-backed securities.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class’ distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. Total returns would have been lower had the adviser not waived its fees and reimbursed a portion of the Fund’s expenses. The Fund’s total gross annual operating expenses, per its prospectus dated February 27, 2017, including underlying funds, are 1.49%, 0.99%, and 1.99% for Class A shares, Class I shares, and Class C shares, respectively. The graph does not reflect the deduction of taxes that a shareholder would have to pay on fund distributions or the redemption of the fund shares. For performance information current to the most recent month-end, please call 1-877-441-4434.

Miller Convertible Plus Fund
PERFORMANCE OF A $10,000 INVESTMENT (Unaudited)
Since Inception through October 31, 2017

Annualized Total Returns as of October 31, 2017

	One Year	Since Inception*
Miller Convertible Plus Fund:
Class A, without sales charge	10.87%	9.24%
Class A, with sales charge of 5.75%	4.48%	6.98%
Class I	11.16%	9.49%
Class C	9.98%	8.38%
Barclays Aggregate Bond Index	0.90%	2.25%

*	Class A, Class C, and Class I shares commenced operations on December 31, 2014.

The Barclays U.S. Aggregate Bond Index is an unmanaged index of prices of U.S. dollar-denominated, fixed-rate, taxable, investment grade fixed-income securities with remaining maturities of one year and longer. The Index includes Treasury, government, corporate, mortgage-backed, commercial mortgage-backed and asset-backed securities.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class’ distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. Total returns would have been lower had the adviser not waived its fees and reimbursed a portion of the Fund’s expenses. The Fund’s total gross annual operating expenses, per its prospectus dated February 27, 2017, including underlying funds, are 5.49%, 4.11%, and 5.11% for Class A shares, Class I shares, and Class C shares, respectively. The graph does not reflect the deduction of taxes that a shareholder would have to pay on fund distributions or the redemption of the fund shares. For performance information current to the most recent month-end, please call 1-877-441-4434.

Miller Intermediate Bond Fund
PERFORMANCE OF A $10,000 INVESTMENT (Unaudited)
Since Inception through October 31, 2017

Annualized Total Returns as of October 31, 2017

	One Year	Since Inception*
Miller Intermediate Bond Fund:
Class A, without sales charge	4.11%	5.07%
Class A, with sales charge of 5.75%	(1.89)%	2.89%
Class I	4.34%	5.30%
Class C	3.31%	4.50%
Barclays Aggregate Bond Index	0.90%	2.25%

*	Class A, Class C, and Class I shares commenced operations on December 31, 2014.

The Barclays U.S. Aggregate Bond Index is an unmanaged index of prices of U.S. dollar-denominated, fixed-rate, taxable, investment grade fixed-income securities with remaining maturities of one year and longer. The Index includes Treasury, government, corporate, mortgage-backed, commercial mortgage-backed and asset-backed securities.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class’ distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. Total returns would have been lower had the adviser not waived its fees and reimbursed a portion of the Fund’s expenses. The Fund’s total gross annual operating expenses, per its prospectus dated February 27, 2017, including underlying funds, are 1.76%, 1.51%, and 2.51% for Class A shares, Class I shares, and Class C shares, respectively. The graph does not reflect the deduction of taxes that a shareholder would have to pay on fund distributions or the redemption of the fund shares. For performance information current to the most recent month-end, please call 1-877-441-4434.

Miller Convertible Bond Fund
SCHEDULE OF INVESTMENTS
October 31, 2017

	Principal
Security	Amount	Interest Rate (%)	Maturity Date	Fair Value

CONVERTIBLE BONDS - 87.91%
AEROSPACE/DEFENSE - 0.57%
Kaman Corp. - 144A	$5,000,000	3.2500	5/1/2024	$5,428,125

AUTO MANUFACTURERS - 1.89%
General Motors Co. - Societe Generale SA Synthetic	16,000,000	0.0000	11/16/2021	18,196,800

AUTO PARTS & EQUIPMENT - 1.25%
Horizon Global Corp.	12,000,000	2.7500	7/1/2022	12,030,000

BIOTECHNOLOGY - 5.02%
ANI Pharmaceuticals, Inc.	18,000,000	3.0000	12/1/2019	19,890,000
Emergent BioSolutions, Inc.	5,000,000	2.8750	1/15/2021	7,265,625
Innoviva, Inc.	23,000,000	2.1250	1/15/2023	21,231,875
				48,387,500
CHEMICALS - 1.28%
Aceto Corp.	14,000,000	2.0000	11/1/2020	12,346,250

COMMERCIAL SERVICES - 0.10%
Huron Consulting Group, Inc.	1,000,000	1.2500	10/1/2019	942,500

COMPUTERS - 3.16%
Apple, Inc. - Wells Fargo & Co. Synthetic	5,000,000	0.0000	1/24/2020	9,012,000
Electronics For Imaging, Inc.	19,000,000	0.7500	9/1/2019	18,572,500
Intel Corp. - Wells Fargo & Co. Synthetic	1,000,000	0.0000	6/5/2020	1,587,900
Lumentum Holdings, Inc. - 144A	1,000,000	0.2500	3/15/2024	1,272,500
				30,444,900
DIVERSIFIED FINANCIAL SERVICES - 7.06%
Blackhawk Network Holdings, Inc.	15,000,000	1.5000	1/15/2022	15,065,625
Cowen, Inc.	2,300,000	3.0000	3/15/2019	2,351,750
Encore Capital Group, Inc.	14,000,000	2.8750	3/15/2021	14,402,500
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	22,000,000	4.1250	9/1/2022	22,453,750
PRA Group, Inc.	14,000,000	3.0000	8/1/2020	12,836,250
PRA Group, Inc. - 144A	1,000,000	3.5000	6/1/2023	906,875
				68,016,750
ELECTRONICS - 3.16%
II-VI, Inc. - 144A	1,000,000	0.2500	9/1/2022	1,170,000
OSI Systems, Inc. - 144A	13,000,000	1.2500	9/1/2022	13,715,000
TTM Technologies, Inc.	9,000,000	1.7500	12/15/2020	15,575,625
				30,460,625
ENERGY-ALTERNATE SOURCES - 2.14%
NextEra Energy Partners LP - 144A	20,000,000	1.5000	9/15/2020	19,512,500
Renewable Energy Group, Inc.	1,000,000	2.7500	6/15/2019	1,075,625
				20,588,125
ENGINEERING & CONSTRUCTION - 2.39%
Tutor Perini Corp.	20,000,000	2.8750	6/15/2021	23,012,500

FOREST PRODUCTS & PAPER - 1.39%
International Paper Co. - Wells Fargo & Co. Synthetic	13,000,000	0.0000	6/10/2020	13,391,300

HEALTHCARE-PRODUCTS - 1.30%
Trinity Biotech Investment Ltd.	15,600,000	4.0000	4/1/2045	12,558,000

The accompanying notes are an integral part of these financial statements.

Miller Convertible Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2017

	Principal
Security	Amount	Interest Rate (%)	Maturity Date	Fair Value

CONVERTIBLE BONDS - 87.91% (Continued)
HOME BUILDERS - 3.99%
KB Home	1,000,000	1.3750	2/1/2019	$1,126,875
LGI Homes, Inc.	10,613,000	4.2500	11/15/2019	29,749,565
M/I Homes, Inc.	7,000,000	3.0000	3/1/2018	7,516,250
				38,392,690
INSURANCE - 3.04%
AmTrust Financial Services, Inc.	15,976,000	2.7500	12/15/2044	11,942,060
HCI Group, Inc.	500,000	3.8750	3/15/2019	497,500
HCI Group, Inc. - 144A	18,600,000	4.2500	3/1/2037	16,844,625
				29,284,185
INTERNET - 2.26%
Google, Inc. - Goldman Sachs Group, Inc. Synthetic	2,000,000	0.0000	2/19/2021	2,703,600
Google, Inc. - UBS AG Synthetic	13,000,000	0.0000	2/15/2021	17,369,300
IAC FinanceCo, Inc. - 144A	500,000	0.8750	10/1/2022	540,938
Priceline Group, Inc.	1,000,000	0.9000	9/15/2021	1,195,000
				21,808,838
INVESTMENT COMPANIES - 0.76%
BlackRock Capital Investment Corp.	5,000,000	5.0000	6/15/2022	5,231,250
Goldman Sachs BDC, Inc.	1,000,000	4.5000	4/1/2022	1,030,625
New Mountain Finance Corp.	1,000,000	5.0000	6/15/2019	1,033,125
				7,295,000
MISCELLANEOUS MANUFACTURING - 2.24%
General Electric Co. - Barclays Bank PLC Synthetic	23,000,000	0.0000	8/18/2021	21,585,500

PHARMACEUTICALS - 5.69%
Impax Laboratories, Inc.	10,750,000	2.0000	6/15/2022	10,696,250
Jazz Investments I, Ltd.	23,000,000	1.8750	8/15/2021	23,747,500
Sucampo Pharmaceuticals, Inc. - 144A	20,000,000	3.2500	12/15/2021	19,425,000
Teva Pharmaceuticals Finance Co. LLC	1,000,000	0.2500	2/1/2026	883,125
				54,751,875
PRIVATE EQUITY - 1.70%
Hercules Capital, Inc. - 144A	16,000,000	4.3750	2/1/2022	16,390,000

REITS - 10.98%
Apollo Commercial Real Estate Finance, Inc.	17,000,000	4.7500	8/23/2022	17,318,750
Apollo Commercial Real Estate Finance, Inc.	1,000,000	5.5000	3/15/2019	1,078,125
Arbor Realty Trust, Inc.	2,900,000	6.5000	10/1/2019	3,083,063
Blackstone Mortgage Trust, Inc.	16,000,000	4.3750	5/5/2022	16,270,000
Colony North Star, Inc.	11,000,000	3.8750	1/15/2021	11,116,875
Colony North Star, Inc.	1,000,000	5.0000	4/15/2023	1,033,750
New York Mortgage Trust, Inc.	20,000,000	6.2500	1/15/2022	19,950,000
PennyMac Corp.	11,714,000	5.3750	5/1/2020	11,626,145
Redwood Trust, Inc.	10,000,000	4.7500	8/15/2023	9,837,500
RWT Holdings, Inc.	500,000	5.6250	11/15/2019	510,625
Western Asset Mortgage Capital Corp.	14,034,000	6.7500	10/1/2022	13,955,058
				105,779,891
RETAIL - 2.75%
Restoration Hardware Holdings, Inc. - 144A	18,000,000	0.0000	6/15/2019	17,527,500
Vitamin Shoppe, Inc.	13,000,000	2.2500	12/1/2020	8,961,875
				26,489,375
SEMICONDUCTORS - 12.57%
Inphi Corp.	22,000,000	0.7500	9/1/2021	22,948,750
Integrated Device Technology, Inc.	20,000,000	0.8750	11/15/2022	23,075,000
ON Semiconductor Corp.	1,000,000	1.0000	12/1/2020	1,294,375
ON Semiconductor Corp. -144A	22,500,000	1.6250	10/15/2023	28,153,125
Rovi Corp.	13,000,000	0.5000	3/1/2020	12,691,250
Silicon Laboratories, Inc. - 144A	1,000,000	1.3750	3/1/2022	1,203,750
Synaptics, Inc. - 144A	25,000,000	0.5000	6/15/2022	22,531,250
Veeco Instruments, Inc.	10,000,000	2.7000	1/15/2023	9,187,500
				121,085,000

The accompanying notes are an integral part of these financial statements.

Miller Convertible Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2017

	Principal
Security	Amount	Interest Rate (%)	Maturity Date	Fair Value

CONVERTIBLE BONDS - 87.91% (Continued)
SOFTWARE - 2.18%
Akamai Technologies, Inc.	$1,000,000	0.0000	2/15/2019	$984,375
RealPage, Inc. -144A	1,000,000	1.5000	11/15/2022	1,231,875
Synchronoss Technologies, Inc.	20,000,000	0.7500	8/15/2019	18,787,500
				21,003,750
TELECOMMUNICATIONS - 4.40%
CalAmp Corp.	3,000,000	1.6250	5/15/2020	3,210,000
Finisar Corp.	1,000,000	0.5000	12/15/2033	1,058,750
Finisar Corp. - 144A	24,000,000	0.5000	12/15/2036	22,980,000
Viavi Solutions, Inc. - 144A	15,000,000	1.0000	3/1/2024	15,065,625
				42,314,375
TRANSPORTATION - 4.64%
Aegean Marine Petroleum Network, Inc. - 144A	20,000,000	4.2500	12/15/2021	14,712,500
Air Transport Services Group, Inc. - 144A	10,000,000	1.1250	10/15/2024	10,481,250
Atlas Air Worldwide Holdings, Inc.	15,000,000	2.2500	6/1/2022	17,531,250
Echo Global Logistics, Inc.	1,000,000	2.5000	5/1/2020	995,000
Kansas City Southern - Goldman Sachs Group, Inc. Synthetic	1,000,000	0.0000	2/16/2021	942,230
				44,662,230

TOTAL CONVERTIBLE BONDS				846,646,084
(Cost - $826,801,007)

OTHER CONVERTIBLE NOTES - 3.62%
	Shares	Dividend Rate (%)
REITS - 3.62%
Great Ajax Corp.	662,700	7.2500	4/30/2024	17,105,944
Sutherland Asset Management Corp.	700,000	7.0000	8/15/2023	17,780,000
TOTAL OTHER CONVERTIBLE NOTES				34,885,944
(Cost - $34,292,523)
	Principal	Interest Rate%
U.S. TREASURY OBLIGATIONS - 5.01%
United States Treasury Notes	3,400,000	0.7500	2/28/2018	3,394,815
United States Treasury Notes	5,000,000	0.7500	10/31/2018	4,963,574
United States Treasury Notes	5,000,000	0.7500	2/15/2019	4,952,539
United States Treasury Notes	5,000,000	1.0000	6/30/2019	4,954,785
United States Treasury Notes	8,000,000	1.1250	2/28/2021	7,825,469
United States Treasury Notes	5,700,000	1.2500	7/31/2023	5,434,371
United States Treasury Notes	9,000,000	1.3750	10/31/2020	8,904,551
United States Treasury Notes	8,000,000	1.6250	11/15/2022	7,850,469
TOTAL U.S. TREASURY OBLIGATIONS				48,280,573
(Cost - $48,567,672)
	Shares
SHORT-TERM INVESTMENTS - 3.25%
MONEY MARKET FUND - 3.25%
Milestone Treasury Obligations Portfolio - Institutional Class +	31,324,238	0.8600		31,324,238
TOTAL SHORT-TERM INVESTMENTS
(Cost - $31,324,238)

TOTAL INVESTMENTS - 99.79%
(Cost - $940,985,440) (a)				$961,136,839
OTHER ASSETS LESS LIABILITIES - 0.21%				1,992,233
NET ASSETS - 100.00%				$963,129,072

+	Variable rate security. Interest rate is as of October 31, 2017.

LLC - Limited Liability Company

PLC - Public Limited Company.

REITS - Real Estate Investment Trusts.

144A - Security exempt from registration under Rule 144a of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $917,059,956 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$107,863,949
Unrealized Depreciation:	(63,500,828)
Net Unrealized Appreciation:	$44,363,121

The accompanying notes are an integral part of these financial statements.

Miller Convertible Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2017

	Notional	Termination	Receivable for Open Swap
TOTAL RETURN SWAP	Amount	Date	Contracts

Agreement with ReFlow Fund, LLC dated December 14, 2016 to receive total return of the Miller Convertible Bond Fund, based on its daily change in NAV less USD-1M LIBOR plus an annualized spread of 1.95% (3.19% at October 31, 2017).	$33,356,886	12/29/2017	$286,238

PORTFOLIO ANALYSIS
As of October 31, 2017
% of Net
Sector	Assets
Financial	35.87%
Technology	16.81%
Consumer, Non cyclical	12.11%
Industrial	10.76%
Consumer, Cyclical	7.99%
Government	5.01%
Communications	4.57%
Short-Term Investments	3.25%
Energy	2.14%
Basic Materials	1.28%
Other Assets Less Liabilities	0.21%
100.00%

The accompanying notes are an integral part of these financial statements.

Miller Convertible Plus Fund
SCHEDULE OF INVESTMENTS
October 31, 2017

	Principal
Security	Amount	Interest Rate (%)	Maturity Date	Fair Value

CONVERTIBLE BONDS - 130.79%
AEROSPACE/DEFENSE - 3.15%
Kaman Corp. - 144A *	$4,000,000	3.2500	5/1/2024	$4,342,500

AUTO MANUFACTURERS - 3.31%
General Motors Co. - Societe Generale SA Synthetic *	4,000,000	0.0000	11/16/2021	4,549,200

AUTO PARTS & EQUIPMENT - 2.91%
Horizon Global Corp. *	4,000,000	2.7500	7/1/2022	4,010,000

BIOTECHNOLOGY - 6.37%
ANI Pharmaceuticals, Inc. *	2,500,000	3.0000	12/1/2019	2,762,500
Innoviva, Inc. *	6,500,000	2.1250	1/15/2023	6,000,313
				8,762,813
CHEMICALS - 1.28%
Aceto Corp. *	2,000,000	2.0000	11/1/2020	1,763,750

COMPUTERS - 1.78%
Electronics For Imaging, Inc. *	2,500,000	0.7500	9/1/2019	2,443,750

DIVERSIFIED FINANCIAL SERVICES - 8.43%
Blackhawk Network Holdings, Inc. *	1,001,000	1.5000	1/15/2022	1,005,379
Cowen, Inc. *	2,000,000	3.0000	3/15/2019	2,045,000
Hannon Armstrong Sustainable Infrastructure Capital, Inc. *	4,800,000	4.1250	9/1/2022	4,899,000
PRA Group, Inc. *	2,000,000	3.0000	8/1/2020	1,833,750
PRA Group, Inc. * - 144A	2,000,000	3.5000	6/1/2023	1,813,750
				11,596,879
ELECTRONICS - 6.22%
II-VI, Inc. - 144A *	4,200,000	0.2500	9/1/2022	4,914,000
OSI Systems, Inc. - 144A *	1,000,000	1.2500	9/1/2022	1,055,000
TTM Technologies, Inc. *	1,500,000	1.7500	12/15/2020	2,595,937
				8,564,937
ENERGY-ALTERNATE SOURCES - 3.54%
NextEra Energy Partners LP - 144A *	5,000,000	1.5000	9/15/2020	4,878,125

ENGINEERING & CONSTRUCTION - 3.34%
Tutor Perini Corp. *	4,000,000	2.8750	6/15/2021	4,602,500

HEALTHCARE-PRODUCTS - 2.92%
Trinity Biotech Investment Ltd. *	5,000,000	4.0000	4/1/2045	4,025,000

HOME BUILDERS - 3.26%
LGI Homes, Inc. *	1,600,000	4.2500	11/15/2019	4,485,000

INSURANCE - 7.48%
AmTrust Financial Services, Inc. *	6,500,000	2.7500	12/15/2044	4,858,750
HCI Group, Inc. - 144A *	6,000,000	4.2500	3/1/2037	5,433,750
				10,292,500
INTERNET - 4.90%
Google, Inc. - UBS AG Synthetic *	1,400,000	0.0000	2/15/2021	1,870,540
IAC FinanceCo, Inc. - 144A *	4,500,000	0.8750	10/1/2022	4,868,437
				6,738,977
INVESTMENT COMPANIES - 1.52%
BlackRock Capital Investment Corp. *	2,000,000	5.0000	6/15/2022	2,092,500

MISCELLANEOUS MANUFACTURING - 4.09%
General Electric Co. - Barclays Bank PLC Synthetic *	6,000,000	0.0000	8/18/2021	5,631,000

The accompanying notes are an integral part of these financial statements.

Miller Convertible Plus Fund
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2017

	Principal
Security	Amount	Interest Rate (%)	Maturity Date	Fair Value

CONVERTIBLE BONDS - 130.79% (Continued)
PHARMACEUTICALS - 8.40%
Impax Laboratories, Inc. *	$2,000,000	2.0000	6/15/2022	$1,990,000
Jazz Investments, Ltd. *	5,500,000	1.8750	8/15/2021	5,678,750
Sucampo Pharmaceuticals, Inc. - 144A *	4,000,000	3.2500	12/15/2021	3,885,000
				11,553,750
PRIVATE EQUITY - 2.98%
Hercules Capital, Inc. - 144A *	4,000,000	4.3750	2/1/2022	4,097,500

REITS - 14.67%
Apollo Commercial Real Estate Finance, Inc. *	3,000,000	4.7500	8/23/2022	3,056,250
Blackstone Mortgage Trust, Inc. *	3,000,000	4.3750	5/5/2022	3,050,625
New York Mortgage Trust, Inc. *	4,000,000	6.2500	1/15/2022	3,990,000
PennyMac Corp. *	2,000,000	5.3750	5/1/2020	1,985,000
Redwood Trust, Inc. *	4,200,000	4.7500	8/15/2023	4,131,750
Western Asset Mortgage Capital Corp. *	4,000,000	6.7500	10/1/2022	3,977,500
				20,191,125
SEMICONDUCTORS - 18.74%
Inphi Corp. *	5,600,000	0.7500	9/1/2021	5,841,500
Integrated Device Technology, Inc. *	4,000,000	0.8750	11/15/2022	4,615,000
ON Semiconductor Corp. - 144A *	5,000,000	1.6250	10/15/2023	6,256,250
Synaptics, Inc. - 144A *	6,000,000	0.5000	6/15/2022	5,407,500
Veeco Instruments, Inc. *	4,000,000	2.7000	1/15/2023	3,675,000
				25,795,250
SOFTWARE - 3.11%
RealPage, Inc. - 144A *	1,000,000	1.5000	11/15/2022	1,231,875
Synchronoss Technologies, Inc. *	3,240,000	0.7500	8/15/2019	3,043,575
				4,275,450
TELECOMMUNICATIONS - 7.06%
Finisar Corp. - 144A *	7,000,000	0.5000	12/15/2036	6,702,500
Viavi Solutions, Inc. - 144A *	3,000,000	1.0000	3/1/2024	3,013,125
				9,715,625
TRANSPORTATION - 11.33%
Aegean Marine Petroleum Network, Inc. - 144A *	5,500,000	4.2500	12/15/2021	4,045,938
Air Transport Services Group, Inc. - 144A *	6,000,000	1.1250	10/15/2024	6,288,750
Atlas Air Worldwide Holdings, Inc. *	4,500,000	2.2500	6/1/2022	5,259,375
				15,594,063
TOTAL CONVERTIBLE BONDS
(Cost - $177,350,010)				180,002,194
OTHER CONVERTIBLE NOTES - 6.89%	Shares	Dividend Rate (%)
REITS - 6.89%
Great Ajax Corp. *	210,000	7.2500	4/30/2024	5,420,625
Sutherland Asset Management Corp. *	160,000	7.0000	8/15/2023	4,064,000
TOTAL OTHER CONVERTIBLE NOTES				9,484,625
(Cost - $9,283,132)
	Principal	Interest Rate%
U.S. TREASURY OBLIGATIONS - 6.42%
United States Treasury Notes *	2,000,000	0.8750	5/15/2019	1,979,922
United States Treasury Notes *	2,000,000	1.2500	3/31/2021	1,963,242
United States Treasury Notes *	1,000,000	1.2500	7/31/2023	953,398
United States Treasury Notes *	2,000,000	1.3750	8/31/2020	1,981,445
United States Treasury Notes *	1,000,000	1.5000	2/28/2023	971,719
United States Treasury Notes *	1,000,000	1.6250	11/15/2022	981,309
TOTAL U.S. TREASURY OBLIGATIONS				8,831,035
(Cost - $8,914,428)

The accompanying notes are an integral part of these financial statements.

Miller Convertible Plus Fund
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2017

Security	Shares	Interest Rate (%)	Fair Value

SHORT-TERM INVESTMENTS - 0.76%
MONEY MARKET FUND - 0.76%
Milestone Treasury Obligations Portfolio - Institutional Class +	1,043,070	0.8600	$1,043,070
TOTAL SHORT-TERM INVESTMENTS
(Cost - $1,043,070)

TOTAL INVESTMENTS - 144.86%
(Cost - $196,590,640) (a)			$199,360,924
LIABILITIES IN EXCESS OF OTHER ASSETS - (44.86)%			(61,736,977)
NET ASSETS - 100.0%			$137,623,947

+	Variable rate security. Interest rate is as of October 31, 2017.

LLC - Limited Liability Company.

PLC - Public Limited Company.

REITS - Real Estate Investment Trusts.

144A- Security exempt from registration under Rule 144a of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.

*	All or a portion of this security is segregated as collateral for the Line of Credit as of October 31, 2017.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $193,943,299 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$15,649,505
Unrealized Depreciation:	(9,962,011)
Net Unrealized Appreciation:	$5,687,494

	Notional	Termination	Receivable for Open
TOTAL RETURN SWAP	Amount	Date	Swap Contracts

Agreement with ReFlow Fund, LLC dated November 14, 2016 to receive total return of the Miller Convertible Plus Fund, based on its daily change in NAV less USD-1M LIBOR plus an annualized spread of 2.25% (3.49% at October 31, 2017).	$12,149,820	12/26/2017	$269,869

PORTFOLIO ANALYSIS
As of October 31, 2017
% of Net
Sector	Assets
Financial	50.72%
Industrial	24.05%
Technology	23.63%
Consumer, Non-cyclical	17.69%
Communications	10.60%
Government	6.42%
Consumer, Cyclical	6.17%
Energy	3.54%
Basic Materials	1.28%
Short-Term Investments	0.76%
Liabilities in Excess of Other Assets	(44.86)%
100.00%

The accompanying notes are an integral part of these financial statements.

Miller Intermediate Bond Fund
SCHEDULE OF INVESTMENTS
October 31, 2017

	Principal
Security	Amount	Interest Rate (%)	Maturity Date	Fair Value

CONVERTIBLE BONDS - 67.27%
AUTO MANUFACTURERS - 1.92%
General Motors Co. - Societe Generale SA Synthetic	2,500,000	0.0000	11/16/2021	2,843,250

AUTO PARTS & EQUIPMENT - 1.69%
Horizon Global Corp.	2,500,000	2.7500	7/1/2022	2,506,250

BIOTECHNOLOGY - 2.62%
ANI Pharmaceuticals, Inc.	1,000,000	3.0000	12/1/2019	1,105,000
Innoviva, Inc.	3,000,000	2.1250	1/15/2023	2,769,375
				3,874,375
CHEMICALS - 0.60%
Aceto Corp.	1,000,000	2.0000	11/1/2020	881,875

COMPUTERS - 0.99%
Electronics For Imaging, Inc.	1,500,000	0.7500	9/1/2019	1,466,250

DIVERSIFIED FINANCIAL SERVICES - 4.98%
Encore Capital Group, Inc.	2,000,000	2.8750	3/15/2021	2,057,500
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	3,400,000	4.1250	9/1/2022	3,470,125
PRA Group, Inc.	2,000,000	3.0000	8/1/2020	1,833,750
				7,361,375
ELECTRONICS - 1.88%
OSI Systems, Inc. - 144A	1,000,000	1.2500	9/1/2022	1,055,000
TTM Technologies, Inc.	1,000,000	1.7500	12/15/2020	1,730,625
				2,785,625
ENERGY-ALTERNATE SOURCES - 0.99%
NextEra Energy Partners LP - 144A	1,500,000	1.5000	9/15/2020	1,463,438

ENGINEERING & CONSTRUCTION - 1.79%
Tutor Perini Corp.	2,300,000	2.8750	6/15/2021	2,646,437

FOREST PRODUCTS & PAPER - 1.11%
International Paper Co. - Wells Fargo & Co. Synthetic	1,600,000	0.0000	6/10/2020	1,648,160

HEALTHCARE PRODUCTS - 1.47%
Trinity Biotech Investment, Ltd.	2,700,000	4.0000	4/1/2045	2,173,500

HOME BUILDERS - 1.23%
LGI Homes, Inc.	650,000	4.2500	11/15/2019	1,822,031

INSURANCE - 4.04%
AmTrust Financial Services, Inc.	4,000,000	2.7500	12/15/2044	2,990,000
HCI Group, Inc. - 144A	3,300,000	4.2500	3/1/2037	2,988,563
				5,978,563
INVESTMENT COMPANIES - 2.46%
BlackRock Capital Investment Corp.	2,000,000	5.0000	6/15/2022	2,092,500
Goldman Sachs BDC, Inc.	1,500,000	4.5000	4/1/2022	1,545,938
				3,638,438
MISCELLANEOUS MANUFACTURING - 2.16%
General Electric Co. - Barclays Bank PLC Synthetic	3,400,000	0.0000	8/18/2021	3,190,900

The accompanying notes are an integral part of these financial statements.

Miller Intermediate Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2017

	Principal
Security	Amount	Interest Rate (%)	Maturity Date	Fair Value

CONVERTIBLE BONDS - 67.27% (Continued)
PHARMACEUTICALS - 4.74%
Impax Laboratories, Inc.	$1,000,000	2.0000	6/15/2022	$995,000
Jazz Investments, Ltd.	3,000,000	1.8750	8/15/2021	3,097,500
Sucampo Pharmaceuticals, Inc. - 144A	3,000,000	3.2500	12/15/2021	2,913,750
				7,006,250
PRIVATE EQUITY - 2.09%
Hercules Capital, Inc. - 144A	3,000,000	4.3750	2/1/2022	3,073,125

REITS - 10.68%
Apollo Commercial Real Estate Finance, Inc.	3,000,000	4.7500	8/23/2022	3,056,250
Blackstone Mortgage Trust, Inc.	3,400,000	4.3750	5/5/2022	3,457,375
Colony North Star, Inc.	1,000,000	3.8750	1/15/2021	1,010,625
New York Mortgage Trust, Inc.	2,000,000	6.2500	1/15/2022	1,995,000
PennyMac Corp.	3,000,000	5.3750	5/1/2020	2,977,500
Redwood Trust Inc.	3,000,000	4.7500	8/15/2023	2,951,250
Western Asset Mortgage Capital Corp.	345,000	6.7500	10/1/2022	343,059
				15,791,059
RETAIL - 1.60%
Restoration Hardware Holdings, Inc. - 144A	1,000,000	0.0000	6/15/2019	973,750
Vitamin Shoppe, Inc.	2,000,000	2.2500	12/1/2020	1,378,750
				2,352,500
SEMICONDUCTORS - 9.69%
Inphi Corp. - 144A	3,200,000	0.7500	9/1/2021	3,338,000
Integrated Device Technology, Inc.	2,500,000	0.8750	11/15/2022	2,884,375
ON Semiconductor Corp. - 144A	2,500,000	1.6250	10/15/2023	3,128,125
Synaptics, Inc. - 144A	4,000,000	0.5000	6/15/2022	3,605,000
Veeco Instruments, Inc.	1,500,000	2.7000	1/15/2023	1,378,125
				14,333,625
TELECOMMUNICATIONS - 2.94%
Finisar Corp. - 144A	3,500,000	0.5000	12/15/2036	3,351,250
Viavi Solutions, Inc. - 144A	1,000,000	1.0000	3/1/2024	1,004,375
				4,355,625
TRANSPORTATION - 5.60%
Aegean Marine Petroleum Network, Inc. - 144A	3,000,000	4.2500	12/15/2021	2,206,875
Air Transport Services Group, Inc. - 144A	3,000,000	1.1250	10/15/2024	3,144,375
Atlas Air Worldwide Holdings, Inc.	2,500,000	2.2500	6/1/2022	2,921,875
				8,273,125

TOTAL CONVERTIBLE BONDS				99,465,776
(Cost - $98,930,569)

OTHER CONVERTIBLE NOTES - 4.33%
REITS - 4.33%	Shares	Dividend Rate (%)
Great Ajax Corp.	130,000	7.2500	4/30/2024	3,355,625
Sutherland Asset Management Corp.	120,000	7.0000	8/15/2023	3,048,000
TOTAL OTHER CONVERTIBLE NOTES				6,403,625
(Cost - $6,268,048)
	Principal	Interest Rate%
U.S. TREASURY OBLIGATIONS - 25.50%
United States Treasury Notes	4,500,000	0.7500	2/28/2018	4,493,137
United States Treasury Notes	6,000,000	0.8750	5/15/2019	5,939,766
United States Treasury Notes	600,000	1.0000	12/15/2017	599,882
United States Treasury Notes	5,800,000	1.1250	2/28/2021	5,673,465
United States Treasury Notes	3,300,000	1.2500	7/31/2023	3,146,215
United States Treasury Notes	600,000	1.3750	12/31/2018	599,098
United States Treasury Notes	350,000	1.3750	2/29/2020	347,771
United States Treasury Notes	6,500,000	1.3750	8/31/2020	6,439,697
United States Treasury Notes	700,000	1.3750	5/31/2021	688,912
United States Treasury Notes	600,000	1.5000	1/31/2022	589,465
United States Treasury Notes	2,300,000	1.5000	2/28/2023	2,234,953
United States Treasury Notes	6,400,000	1.6250	11/15/2022	6,280,375
United States Treasury Notes	700,000	1.6250	5/31/2023	682,732
TOTAL U.S. TREASURY OBLIGATIONS				37,715,468
(Cost - $37,966,132)

The accompanying notes are an integral part of these financial statements.

Miller Intermediate Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2017

Security	Shares	Interest Rate (%)	Fair Value

SHORT-TERM INVESTMENTS - 2.47%
MONEY MARKET FUND - 2.47%
Milestone Treasury Obligations Portfolio - Institutional Class +	3,656,094	0.8600	$3,656,094
TOTAL SHORT-TERM INVESTMENTS
(Cost - $3,656,094)

TOTAL INVESTMENTS - 99.57%
(Cost - $146,820,843) (a)			$147,240,963
OTHER ASSETS IN EXCESS OF LIABILITIES - 0.43%			636,411
NET ASSETS - 100.00%			$147,877,374

+	Variable rate security. Interest rate is as of October 31, 2017.

LLC - Limited Liability Company.

PLC - Public Limited Company

REITS - Real Estate Investment Trusts.

144A- Security exempt from registration under Rule 144a of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $144,996,067 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$8,659,054
Unrealized Depreciation:	(6,416,180)
Net Unrealized Appreciation:	$2,242,874

	Notional	Termination	Payable for Open Swap
TOTAL RETURN SWAP	Amount	Date	Contracts

Agreement with ReFlow Fund, LLC dated September 27, 2017 to receive total return of the Miller Intermediate Bond Fund, based on its daily change in NAV less USD-1M LIBOR plus an annualized spread of 1.95% (3.19% at October 31, 2017).	$—	9/28/2018	$(2,022)

PORTFOLIO ANALYSIS
As of October 31, 2017
% of Net
Sector	Assets
Financial	33.76%
Government	25.50%
Technology	10.68%
Industrial	9.27%
Consumer, Non-cyclical	8.83%
Consumer, Cyclical	4.52%
Communications	2.95%
Basic Materials	0.60%
Energy	0.99%
Short-Term Investments	2.47%
Other Assets in Excess of Liabilities	0.43%
100.00%

The accompanying notes are an integral part of these financial statements.

Miller Funds
STATEMENTS OF ASSETS AND LIABILITIES
October 31, 2017

	Miller	Miller	Miller
	Convertible	Convertible	Intermediate
	Bond Fund	Plus Fund	Bond Fund
Assets:
Investments in Securities at Cost	$940,985,440	$196,590,640	$146,820,843
Investments in Securities at Fair Value	$961,136,839	$199,360,924	$147,240,963
Segregated Cash - Collateral for Loan	—	2,348,555	—
Receivable for Securities Sold	3,376,648	—	—
Receivable for Fund Shares Sold	1,033,100	—	—
Receivable for Open Swap Contracts	286,238	269,869	—
Dividend and Interest Receivable	5,884,786	1,312,060	966,439
Prepaid Expenses and Other Assets	47,347	34,948	31,255
Total Assets	971,764,958	203,326,356	148,238,657

Liabilities:
Payable for Securities Purchased	5,868,176	83,162	—
Line of Credit Payable	—	65,000,000	—
Accrued Advisory Fees	603,648	295,134	114,144
Interest Payable	—	134,622	—
Accrued Distribution Fees	108,645	537	213
Payable for Open Swap Contracts	—	—	2,022
Payable for Fund Shares Redeemed	1,676,925	140,464	190,354
Accrued Expenses and Other Liabilities	378,492	48,490	54,550
Total Liabilities	8,635,886	65,702,409	361,283

Net Assets	$963,129,072	$137,623,947	$147,877,374

Composition of Net Assets:
At October 31, 2017, Net Assets consisted of:
Paid-in-Capital	$896,121,249	$127,060,104	$143,067,010
Undistributed Net Investment Income	43,372,552	5,159,024	3,242,598
Accumulated Net Realized Gain from Security
Transactions and Swaps	3,197,634	2,364,666	1,149,668
Net Unrealized Appreciation (Depreciation) on:
Investments	20,151,399	2,770,284	420,120
Swaps	286,238	269,869	(2,022)
Net Assets	$963,129,072	$137,623,947	$147,877,374

Net Asset Value Per Share
Class A Shares
Net Assets	$109,899,926	$772,807	$175,770
Shares of Beneficial Interest Outstanding (no par value; unlimited shares authorized)	8,329,099	31,784	10,623
Net Asset Value and Redemption Price per Share	$13.19	$24.31	$16.55
Maximum Offering Price Per Share (Includes a Maximum Sales Charge of 5.75%)	$13.99	$25.79	$17.56

Class I Shares
Net Assets	$781,822,886	$136,448,802	$147,538,661
Shares of Beneficial Interest Outstanding (no par value; unlimited shares authorized)	59,284,421	5,616,277	8,915,478
Net Asset Value, Offering and Redemption Price per Share	$13.19	$24.30	$16.55

Class C Shares
Net Assets	$71,406,260	$402,338	$162,943
Shares of Beneficial Interest Outstanding (no par value; unlimited shares authorized)	5,449,479	16,714	9,793
Net Asset Value, Offering and Redemption Price per Share	$13.10	$24.07	$16.64

The accompanying notes are an integral part of these financial statements.

Miller Funds
STATEMENTS OF OPERATIONS
For the Year Ended October 31, 2017

	Miller	Miller	Miller
	Convertible	Convertible	Intermediate
	Bond Fund	Plus Fund	Bond Fund
Investment Income:
Interest Income	$64,840,520	$11,781,156	$7,495,122
Dividend Income	625,628	169,823	123,969
Total Investment Income	65,466,148	11,950,979	7,619,091

Expenses:
Investment Advisory Fees	7,003,992	3,754,490	1,436,428
Distribution Fees (Class A)	567,119	4,608	606
Distribution Fees (Class C)	722,442	4,750	2,597
Shareholder Servicing Fee	578,557	17,949	29,135
Administration Fees	341,534	52,147	67,421
Transfer Agent Fees	300,255	62,200	60,947
Printing Expense	74,471	7,331	11,805
Custodian Fees	108,130	42,045	31,891
Registration and Filing Fees	79,727	49,917	54,849
Chief Compliance Officer Fees	28,519	11,711	8,034
Audit Fees	87,143	11,073	13,013
Legal Fees	71,123	10,969	12,720
Trustees’ Fees	128,643	40,207	41,126
Interest Expense	—	1,374,178	—
Insurance Expense	22,869	2,217	2,771
Miscellaneous Expenses	15,716	6,727	8,908
Total Expenses	10,130,240	5,452,519	1,782,251
Less: Fees Recaptured (Waived) by Adviser	—	(198,827)	113,707
Net Expenses	10,130,240	5,253,692	1,895,958
Net Investment Income	55,335,908	6,697,287	5,723,133

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain on:
Investments	13,289,337	3,122,270	1,485,532
Swaps	4,797,875	690,745	—
Total Net Realized Gain	18,087,212	3,813,015	1,485,532
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	5,775,230	1,128,649	(1,255,520)
Swaps	557,425	492,005	(2,022)
Total Net Change in Unrealized Appreciation	6,332,655	1,620,654	(1,257,542)
Net Realized and Unrealized Gain on Investments	24,419,867	5,433,669	227,990

Net Increase in Net Assets Resulting From Operations	$79,755,775	$12,130,956	$5,951,123

The accompanying notes are an integral part of these financial statements.

Miller Convertible Bond Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year	Year
	Ended	Ended
	October 31, 2017	October 31, 2016
Operations:
Net Investment Income	$55,335,908	$22,299,507
Net Realized Gain (Loss) on Investments and Swaps	18,087,212	(2,602,781)
Net Change in Unrealized Appreciation on
Investments and Swaps	6,332,655	19,892,162
Net Increase in Net Assets
Resulting From Operations	79,755,775	39,588,888

Distributions to Shareholders From:
Net Investment Income
Class A ($0.42 and $0.20 per share, respectively)	(3,635,297)	(1,991,392)
Class I ($0.48 and $0.26 per share, respectively)	(27,989,690)	(12,073,967)
Class C ($0.35 and $0.14 per share, respectively)	(1,972,127)	(785,897)
	(33,597,114)	(14,851,256)
Net Realized Gains
Class A ($- and $0.03 per share, respectively)	—	(409,805)
Class I ($- and $0.03 per share, respectively)	—	(1,275,662)
Class C ($- and $0.03 per share, respectively)	—	(182,332)
	—	(1,867,799)
Total Distributions to Shareholders	(33,597,114)	(16,719,055)

Beneficial Interest Transactions:
Class A
Proceeds from Shares Issued	26,761,471	34,143,467
Distributions Reinvested	3,198,999	2,078,341
Cost of Shares Redeemed	(38,200,775)	(84,617,387)
Total Class A Shares	(8,240,305)	(48,395,579)
Class I
Proceeds from Shares Issued	300,703,949	294,508,560
Distributions Reinvested	22,733,928	11,361,236
Cost of Shares Redeemed	(214,469,748)	(169,969,502)
Total Class I Shares	108,968,129	135,900,294
Class C
Proceeds from Shares Issued	8,700,882	11,444,350
Distributions Reinvested	1,723,295	869,783
Cost of Shares Redeemed	(12,749,453)	(13,673,009)
Total Class C Shares	(2,325,276)	(1,358,876)
Total Beneficial Interest Transactions	98,402,548	86,145,839
Increase in Net Assets	144,561,209	109,015,672

Net Assets:
Beginning of Year	818,567,863	709,552,191
End of Year (undistributed net investment income of $43,372,552 and $16,317,135 respectively)	$963,129,072	$818,567,863

SHARE ACTIVITY
Class A:
Shares Issued	2,078,561	2,839,587
Shares Reinvested	249,488	171,466
Shares Redeemed	(2,961,106)	(7,182,682)
Net decrease in shares of beneficial interest outstanding	(633,057)	(4,171,629)

Class I:
Shares Issued	23,360,391	24,491,391
Shares Reinvested	1,774,759	935,602
Shares Redeemed	(16,641,098)	(14,175,097)
Net increase in shares of beneficial interest outstanding	8,494,052	11,251,896

Class C:
Shares Issued	680,148	952,618
Shares Reinvested	135,208	71,830
Shares Redeemed	(994,271)	(1,143,791)
Net decrease in shares of beneficial interest outstanding	(178,915)	(119,343)

The accompanying notes are an integral part of these financial statements.

Miller Convertible Plus Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year	Year
	Ended	Ended
	October 31, 2017	October 31, 2016
Operations:
Net Investment Income	$6,697,287	$998,561
Net Realized Gain on Investments and Swaps	3,813,015	1,039,736
Net Change in Unrealized Appreciation on
Investments and Swaps	1,620,654	2,444,150
Net Increase in Net Assets
Resulting From Operations	12,130,956	4,482,447

Distributions to Shareholders From:
Net Investment Income
Class A ($0.51 and $0.29 per share, respectively)	(37,359)	(4,797)
Class I ($0.63 and $0.32 per share, respectively)	(3,387,086)	(772,364)
Class C ($0.38 and $0.17 per share, respectively)	(7,902)	(3,915)
	(3,432,347)	(781,076)
Net Realized Gains
Class A ($- and $0.25 per share, respectively)	—	(982)
Class I ($- and $0.25 per share, respectively)	—	(495,146)
Class C ($- and $0.25 per share, respectively)	—	(4,169)
	—	(500,297)
Total Distributions to Shareholders	(3,432,347)	(1,281,373)

Beneficial Interest Transactions:
Class A
Proceeds from Shares Issued	4,362,958	359,886
Distributions Reinvested	35,573	5,778
Cost of Shares Redeemed	(4,088,971)	(26,272)
Total Class A Shares	309,560	339,392
Class I
Proceeds from Shares Issued	68,331,490	40,910,562
Distributions Reinvested	3,348,256	1,255,012
Cost of Shares Redeemed	(24,831,022)	(7,523,290)
Total Class I Shares	46,848,724	34,642,284
Class C
Proceeds from Shares Issued	240,700	420,775
Distributions Reinvested	7,211	7,966
Cost of Shares Redeemed	(398,875)	(10,686)
Total Class C Shares	(150,964)	418,055
Total Beneficial Interest Transactions	47,007,320	35,399,731
Increase in Net Assets	55,705,929	38,600,805

Net Assets:
Beginning of Year	81,918,018	43,317,213
End of Year (undistributed net investment income of $5,159,024 and $1,501,570 respectively)	$137,623,947	$81,918,018

SHARE ACTIVITY
Class A:
Shares Issued	186,127	17,343
Shares Reinvested	1,516	264
Shares Redeemed	(176,158)	(1,225)
Net increase in shares of beneficial interest outstanding	11,485	16,382

Class I:
Shares Issued	2,913,895	1,850,098
Shares Reinvested	142,484	58,752
Shares Redeemed	(1,046,053)	(357,583)
Net increase in shares of beneficial interest outstanding	2,010,326	1,551,267

Class C:
Shares Issued	10,296	20,083
Shares Reinvested	309	375
Shares Redeemed	(17,042)	(507)
Net increase (decrease) in shares of beneficial interest outstanding	(6,437)	19,951

The accompanying notes are an integral part of these financial statements.

Miller Intermediate Bond Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year	Year
	Ended	Ended
	October 31, 2017	October 31, 2016
Operations:
Net Investment Income	$5,723,133	$1,038,686
Net Realized Gain on Investments and Swaps	1,485,532	344,329
Net Change in Unrealized Appreciation (Depreciation) on
Investments	(1,257,542)	2,011,300
Net Increase in Net Assets
Resulting From Operations	5,951,123	3,394,315

Distributions to Shareholders From:
Net Investment Income
Class A ($0.31 and $0.16 per share, respectively)	(4,577)	(9,288)
Class I ($0.36 and $0.20 per share, respectively)	(3,177,652)	(637,761)
Class C ($0.19 and $0.06 per share, respectively)	(2,849)	(1,109)
	(3,185,078)	(648,158)
Net Realized Gains
Class A ($- and $0.09 per share, respectively)	—	(5,041)
Class I ($- and $0.09 per share, respectively)	—	(250,175)
Class C ($- and $0.09 per share, respectively)	—	(1,450)
	—	(256,666)
Total Distributions to Shareholders	(3,185,078)	(904,824)

Capital Share Transactions:
Class A
Proceeds from Shares Issued	108,703	196,901
Distributions Reinvested	3,646	14,155
Cost of Shares Redeemed	(206,194)	(847,413)
Total Class A Shares	(93,845)	(636,357)
Class I
Proceeds from Shares Issued	72,539,548	62,797,295
Distributions Reinvested	3,109,402	867,183
Cost of Shares Redeemed	(32,790,821)	(5,780,993)
Total Class I Shares	42,858,129	57,883,485
Class C
Proceeds from Shares Issued	153,280	279,891
Distributions Reinvested	2,849	2,559
Cost of Shares Redeemed	(245,857)	(147,568)
Total Class C Shares	(89,728)	134,882
Total Beneficial Interest Transactions	42,674,556	57,382,010
Increase in Net Assets	45,440,601	59,871,501

Net Assets:
Beginning of Year	102,436,773	42,565,272
End of Year (undistributed net investment income of $3,242,598 and $852,467 respectively)	$147,877,374	$102,436,773

SHARE ACTIVITY
Class A:
Shares Issued	6,585	12,660
Shares Reinvested	223	921
Shares Redeemed	(12,584)	(52,987)
Net decrease in shares of beneficial interest outstanding	(5,776)	(39,406)

Class I:
Shares Issued	4,430,132	3,915,550
Shares Reinvested	189,761	56,160
Shares Redeemed	(1,992,318)	(372,259)
Net increase in shares of beneficial interest outstanding	2,627,575	3,599,451

Class C:
Shares Issued	9,209	18,026
Shares Reinvested	173	167
Shares Redeemed	(14,851)	(9,677)
Net increase (decrease) in shares of beneficial interest outstanding	(5,469)	8,516

The accompanying notes are an integral part of these financial statements.

Miller Convertible Plus Fund
STATEMENT OF CASH FLOWS
For the Year Ended October 31, 2017

Cash flows from operating activities:
Net increase in net assets resulting from operations	$12,130,956
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchases of investments	(306,754,457)
Proceeds from sales of investments	223,052,129
Purchases of short term investments, net	12,730,596
Net realized gain from investments	(3,122,271)
Net change in unrealized appreciation from investments	(1,128,649)
Net accretion of discounts	(7,182,880)

Changes in assets and liabilities
(Increase)/decrease in assets:
Segregated cash - collateral for loan	6,249,320
Interest receivable	(660,410)
Receivable from open swap contracts	(269,869)
Prepaid expenses and other assets	6,528
Increase/(decrease) in liabilities:
Payable for securities purchased	(13,767,748)
Payable for open swap contracts	(222,136)
Interest payable	93,759
Accrued advisory fees	164,920
Accrued distribution fees	(1)
Other accrued expenses payable	(11,901)
Net cash used in operating activities	(78,692,113)

Cash flows from financing activities:
Proceeds from revolving credit line payable to bank	43,500,000
Repayment of borrowings under revolving credit line payable	(10,500,000)
Proceeds from shares sold	72,935,148
Payment on shares redeemed	(29,178,404)
Cash distributions paid	(41,307)
Net cash provided by financing activities	76,715,437

Net decrease in cash	(1,976,676)
Cash at beginning of year	1,976,676
Cash at end of year	$—

Supplemental disclosure of non-cash activity:
Noncash financing activities not including herein consists of:
Reinvestment of dividends	$3,391,040
Interest paid	$1,280,419

The accompanying notes are an integral part of the financial statements.

Miller Convertible Bond Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A

	Year Ended October 31,
	2017	2016	2015	2014	2013

Net Asset Value, Beginning of Year	$12.53	$12.15	$12.75	$12.55	$10.70
Increase (decrease) from operations:
Net investment income (a)	0.72	0.28	0.23	0.37	0.31
Net gain (loss) from securities
(both realized and unrealized)	0.36	0.33	(0.17)	0.59	1.84
Total from operations	1.08	0.61	0.06	0.96	2.15
Distributions to shareholders from:
Net investment income	(0.42)	(0.20)	(0.32)	(0.27)	(0.30)
Net realized gain	—	(0.03)	(0.34)	(0.49)	—
Total distributions	(0.42)	(0.23)	(0.66)	(0.76)	(0.30)
Net Asset Value, End of Year	$13.19	$12.53	$12.15	$12.75	$12.55
Total Return (b)	8.72%	5.07%	0.49%	7.98%	20.33%
Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$109,900	$112,311	$159,608	$305,994	$219,218
Ratio of expenses to average net assets	1.45%	1.49%	1.44%	1.45%	1.50%
Ratio of net investment income to average net assets	5.55%	2.30%	3.10%	2.87%	2.69%
Portfolio turnover rate	79%	46%	81%	78%	104%

(a)	Per share amounts are calculated using the daily average shares method, which more appropriately presents the per share data for the year.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, excluding the effect of sales loads. Total returns for periods less than one year are not annualized.

The accompanying notes are an integral part of the financial statements.

Miller Convertible Bond Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class I

	Year Ended October 31,
	2017	2016	2015	2014	2013

Net Asset Value, Beginning of Year	$12.53	$12.15	$12.76	$12.59	$10.73
Increase (decrease) from operations:
Net investment income (a)	0.78	0.39	0.45	0.43	0.37
Net gain (loss) from securities
(both realized and unrealized)	0.36	0.28	(0.33)	0.60	1.85
Total from operations	1.14	0.67	0.12	1.03	2.22
Distributions to shareholders from:
Net investment income	(0.48)	(0.26)	(0.39)	(0.37)	(0.36)
Net realized gain	—	(0.03)	(0.34)	(0.49)	—
Total distributions	(0.48)	(0.29)	(0.73)	(0.86)	(0.36)
Net Asset Value, End of Year	$13.19	$12.53	$12.15	$12.76	$12.59
Total Return (b)	9.27%	5.56%	1.08%	8.49%	20.95%
Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$781,823	$636,200	$480,548	$352,395	$129,282
Ratio of expenses to average net assets	0.95%	0.99%	0.94%	0.95%	1.00%
Ratio of net investment income to average net assets	6.06%	3.21%	3.60%	3.37%	3.19%
Portfolio turnover rate	79%	46%	81%	78%	104%

(a)	Per share amounts are calculated using the daily average shares method, which more appropriately presents the per share data for the year.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, excluding the effect of sales loads. Total returns for periods less than one year are not annualized.

The accompanying notes are an integral part of the financial statements.

Miller Convertible Bond Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class C

	Year Ended October 31,
	2017	2016	2015	2014	2013

Net Asset Value, Beginning of Year	$12.45	$12.07	$12.68	$12.50	$10.67
Increase (decrease) from operations:
Net investment income (a)	0.65	0.24	0.26	0.30	0.25
Net gain (loss) from securities
(both realized and unrealized)	0.35	0.31	(0.27)	0.59	1.84
Total from operations	1.00	0.55	(0.01)	0.89	2.09
Distributions to shareholders from:
Net investment income	(0.35)	(0.14)	(0.26)	(0.22)	(0.26)
Net realized gain	—	(0.03)	(0.34)	(0.49)	—
Total distributions	(0.35)	(0.17)	(0.60)	(0.71)	(0.26)
Net Asset Value, End of Year	$13.10	$12.45	$12.07	$12.68	$12.50
Total Return (b)	8.14%	4.50%	0.07%	7.42%	19.77%
Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$71,406	$70,057	$69,396	$66,968	$43,998
Ratio of expenses to average net assets	1.95%	1.99%	1.94%	1.95%	2.00%
Ratio of net investment income to average net assets	5.06%	1.96%	2.60%	2.37%	2.19%
Portfolio turnover rate	79%	46%	81%	78%	104%

(a)	Per share amounts are calculated using the daily average shares method, which more appropriately presents the per share data for the year.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, excluding the effect of sales loads. Total returns for periods less than one year are not annualized.

The accompanying notes are an integral part of the financial statements.

Miller Convertible Plus Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class A
	Year	Year	Period
	Ended	Ended	Ended
	October 31, 2017	October 31, 2016	October 31, 2015 *

Net Asset Value, Beginning of Period	$22.41	$20.99	$20.00
Increase from operations:
Net investment income (a)	1.16	1.46	0.50
Net gain from securities
(both realized and unrealized)	1.25	0.50	0.68
Total from operations	2.41	1.96	1.18
Distributions to shareholders from:
Net investment income	(0.51)	(0.29)	(0.19)
Net realized gain	—	(0.25)	—
Total distributions	(0.51)	(0.54)	(0.19)
Net Asset Value, End of Period	$24.31	$22.41	$20.99
Total Return (b)	10.87%	9.43%	5.88%
Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$773	$455	$82
Ratio of expenses to average net assets,
before reimbursement	4.33%	5.49%	4.58	% (c)
net of reimbursement	4.17%	5.00%	3.74	% (c)
Ratio of net investment income to average net assets	4.89%	6.77%	1.45	% (c)
Portfolio turnover rate	122%	81%	109	% (d)

*	Miller Convertible Plus Fund Class A commenced operations December 31, 2014.

(a)	Per share amounts are calculated using the daily average shares method, which more appropriately presents the per share data for the period

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, excluding the effect of sales loads. Total returns for periods less than one year are not annualized. Had the Adviser not absorbed a portion of the expenses during certain periods, total returns would have been lower.

(c)	Annualized.

(d)	Not annualized.

The accompanying notes are an integral part of these financial statements.

Miller Convertible Plus Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class I
	Year	Year	Period
	Ended	Ended	Ended
	October 31, 2017	October 31, 2016	October 31, 2015 *

Net Asset Value, Beginning of Period	$22.45	$21.01	$20.00
Increase from operations:
Net investment income (a)	1.21	0.45	0.31
Net gain from securities
(both realized and unrealized)	1.27	1.56	0.90
Total from operations	2.48	2.01	1.21
Distributions to shareholders from:
Net investment income	(0.63)	(0.32)	(0.20)
Net realized gain	—	(0.25)	—
Total distributions	(0.63)	(0.57)	(0.20)
Net Asset Value, End of Period	$24.30	$22.45	$21.01
Total Return (b)	11.16%	9.75%	5.99%
Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$136,449	$80,948	$43,168
Ratio of expenses to average net assets,
before reimbursement	4.15%	4.11%	4.33	% (c)
net of reimbursement	4.00%	3.62%	3.49	% (c)
Ratio of net investment income to average net assets	5.11%	2.10%	1.70	% (c)
Portfolio turnover rate	122%	81%	109	% (d)

*	Miller Convertible Plus Fund Class I commenced operations December 31, 2014.

(a)	Per share amounts are calculated using the daily average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Had the Adviser not absorbed a portion of the expenses during certain periods, total returns would have been lower.

(c)	Annualized.

(d)	Not annualized.

The accompanying notes are an integral part of the financial statements.

Miller Convertible Plus Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class C
	Year	Year	Period
	Ended	Ended	Ended
	October 31, 2017	October 31, 2016	October 31, 2015 *

Net Asset Value, Beginning of Period	$22.24	$20.88	$20.00
Increase from operations:
Net investment income (a)	0.96	0.08	0.12
Net gain from securities
(both realized and unrealized)	1.25	1.70	0.91
Total from operations	2.21	1.78	1.03
Distributions to shareholders from:
Net investment income	(0.38)	(0.17)	(0.15)
Net realized gain	—	(0.25)	—
Total distributions	(0.38)	(0.42)	(0.15)
Net Asset Value, End of Period	$24.07	$22.24	$20.88
Total Return (b)	9.98%	8.61%	5.14%
Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$402	$515	$67
Ratio of expenses to average net assets,
before reimbursement	5.14%	5.11%	5.33	% (c)
net of reimbursement	4.98%	4.62%	4.49	% (c)
Ratio of net investment income to average net assets	4.10%	0.38%	0.70	% (c)
Portfolio turnover rate	122%	81%	109	% (d)

*	Miller Convertible Plus Fund Class C commenced operations December 31, 2014.

(a)	Per share amounts are calculated using the daily average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Had the Adviser not absorbed a portion of the expenses during certain periods, total returns would have been lower.

(c)	Annualized.

(d)	Not annualized.

The accompanying notes are an integral part of the financial statements.

Miller Intermediate Bond Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class A
	Year	Year	Period
	Ended	Ended	Ended
	October 31, 2017	October 31, 2016	October 31, 2015 *

Net Asset Value, Beginning of Period	$16.20	$15.47	$15.00
Increase from operations:
Net investment income (a)	0.57	0.14	0.34
Net gain from securities
(both realized and unrealized)	0.09	0.84	0.24
Total from operations	0.66	0.98	0.58

Distributions to shareholders from:
Net investment income	(0.31)	(0.16)	(0.11)
Net realized gain	—	(0.09)	—
Total distributions	(0.31)	(0.25)	(0.11)
Net Asset Value, End of Period	$16.55	$16.20	$15.47
Total Return (b)	4.11%	6.42%	3.84%
Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$176	$266	$863
Ratio of expenses to average net assets,
before reimbursement/recapture	1.43%	1.76%	2.05	% (c)
net of reimbursement/recapture	1.50%	1.50%	1.50	% (c)
Ratio of net investment income to average net assets	3.48%	0.90%	1.39	% (c)
Portfolio turnover rate	83%	40%	85	% (d)

*	Miller Intermediate Bond Fund Class A commenced operations December 31, 2014.

(a)	Per share amounts are calculated using the daily average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, excluding the effect of sales loads. Total returns for periods less than one year are not annualized. Had the Adviser not absorbed a portion of the expenses or recaptured expenses during certain periods, total returns would have been lower or higher, respectively.

(c)	Annualized.

(d)	Not annualized.

The accompanying notes are an integral part of these financial statements.

Miller Intermediate Bond Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class I
	Year	Year	Period
	Ended	Ended	Ended
	October 31, 2017	October 31, 2016	October 31, 2015 *

Net Asset Value, Beginning of Period	$16.21	$15.47	$15.00
Increase from operations:
Net investment income (a)	0.62	0.31	0.21
Net gain from securities
(both realized and unrealized)	0.08	0.72	0.38
Total from operations	0.70	1.03	0.59
Distributions to shareholders from:
Net investment income	(0.36)	(0.20)	(0.12)
Net realized gain	—	(0.09)	—
Total distributions	(0.36)	(0.29)	(0.12)
Net Asset Value, End of Period	$16.55	$16.21	$15.47
Total Return (b)	4.34%	6.76%	3.92%
Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$147,539	$101,923	$41,597
Ratio of expenses to average net assets,
before reimbursement/recapture	1.18%	1.51%	1.80	% (c)
net of reimbursement/recapture	1.25%	1.25%	1.25	% (c)
Ratio of net investment income to average net assets	3.78%	2.00%	1.64	% (c)
Portfolio turnover rate	83%	40%	85	% (d)

*	Miller Intermediate Bond Fund Class I commenced operations December 31, 2014.

(a)	Per share amounts are calculated using the daily average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, excluding the effect of sales loads. Total returns for periods less than one year are not annualized. Had the Adviser not absorbed a portion of the expenses or recaptured expenses during certain periods, total returns would have been lower or higher, respectively.

(c)	Annualized.

(d)	Not annualized.

The accompanying notes are an integral part of the financial statements.

Miller Intermediate Bond Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class C
	Year	Year	Period
	Ended	Ended	Ended
	October 31, 2017	October 31, 2016	October 31, 2015 *

Net Asset Value, Beginning of Period	$16.29	$15.57	$15.00
Increase from operations:
Net investment income (a)	0.45	0.07	0.31
Net gain from securities
(both realized and unrealized)	0.09	0.80	0.26
Total from operations	0.54	0.87	0.57
Distributions to shareholders from:
Net investment income	(0.19)	(0.06)	—
Net realized gain	—	(0.09)	—
Total distributions	(0.19)	(0.15)	—
Net Asset Value, End of Period	$16.64	$16.29	$15.57
Total Return (b)	3.31%	5.65%	3.80%
Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$163	$249	$105
Ratio of expenses to average net assets,
before reimbursement/recapture	2.18%	2.51%	2.80	% (c)
net of reimbursement/recapture	2.25%	2.25%	2.25	% (c)
Ratio of net investment income to average net assets	2.75%	0.47%	0.64	% (c)
Portfolio turnover rate	83%	40%	85	% (d)

*	Miller Intermediate Bond Fund Class C commenced operations December 31, 2014.

(a)	Per share amounts are calculated using the daily average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, excluding the effect of sales loads. Total returns for periods less than one year are not annualized. Had the Adviser not absorbed a portion of the expenses or recaptured expenses during certain periods, total returns would have been lower or higher, respectively.

(c)	Annualized.

(d)	Not annualized.

The accompanying notes are an integral part of the financial statements.

Miller Funds
NOTES TO FINANCIAL STATEMENTS
October 31, 2017

1.	ORGANIZATION

The Miller Convertible Bond Fund (the “Convertible Bond Fund”), the Miller Convertible Plus Fund (the “Convertible Plus Fund”), and Miller Intermediate Bond Fund (the “Intermediate Bond Fund”) referred to collectively, as “the Funds”, are separate series of the Miller Investment Trust (the “Trust”), a Delaware statutory trust organized on September 28, 2007. The Trust is registered as an open-end management investment company. The Funds are registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as diversified, open-end management investment companies. Convertible Bond Fund’s primary investment objective is to maximize total return comprising current income and capital appreciation, consistent with preservation of capital. Convertible Plus Fund’s primary investment objective is to use leverage to maximize total return comprising current income and capital appreciation. Intermediate Bond Fund’s primary investment objective is to maximize total return comprising current income and capital appreciation, consistent with preservation of capital.

The Funds currently offer Class A, Class I and Class C shares. Convertible Bond Fund’s Class A and Class I shares commenced operations on December 27, 2007 and Class C shares commenced operations on December 1, 2009. Convertible Plus Fund’s Class A, Class I and Class C shares commenced operations on December 31, 2014. Intermediate Bond Fund’s Class A, Class I and Class C shares commenced operations on December 31, 2014. Class I and Class C shares are offered at net asset value. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. Each class represents an interest in the same assets of the respective Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Funds’ income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

Wellesley Asset Management, Inc. serves as the Funds’ investment adviser (the “Adviser”).

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services - Investment Companies.”

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements.

Security Valuation – The Funds’ securities are valued at the last sale price on the exchange in which such securities are primarily traded, as of the close of business on the day the securities are being valued. NASDAQ traded securities are valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Debt securities and long-term U.S. Treasury obligations (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker or counterparty in/to the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. Short-term investments that mature in 60 days or less may be valued at amortized cost, provided such valuations represent fair value. Investments in open-end investment companies are valued at net asset value.

Securities for which current market quotations are not readily available or for which quotations are not deemed to be representative of market values are valued at fair value as determined in good faith by a Fair Valuation Committee in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”) adopted by the Trust’s

Miller Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2017

Board. The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.

The Funds utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participate would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of October 31, 2017 for the Funds’ assets and liabilities measured at fair value:

Convertible Bond Fund

Assets	Level 1	Level 2	Level 3	Total
Investments in Securities:
Convertible Bonds*	$—	$846,646,084	$—	$846,646,084
Other Convertible Notes*	34,885,944	—	—	34,885,944
U.S. Treasury Obligations	—	48,280,573	—	48,280,573
Short-Term Investments	31,324,238	—	—	31,324,238
Total Investments in Securities	$66,210,182	$894,926,657	$—	$961,136,839

Assets	Level 1	Level 2	Level 3	Total
Derivatives
Total Return Swap**	$—	$286,238	$—	286,238

Miller Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2017

Convertible Plus Fund

Assets	Level 1	Level 2	Level 3	Total
Investments in Securities:
Convertible Bonds*	$—	$180,002,194	$—	$180,002,194
U.S. Treasury Obligations	—	8,831,035	—	8,831,035
Other Convertible Notes*	9,484,625	—	—	9,484,625
Short-Term Investments	1,043,070	—	—	1,043,070
Total Investments in Securities	$10,527,695	$188,833,229	$—	$199,360,924

Assets	Level 1	Level 2	Level 3	Total
Derivatives
Total Return Swap**	$—	$269,869	$—	269,869

Intermediate Bond Fund

Assets	Level 1	Level 2	Level 3	Total
Investments in Securities:
Convertible Bonds*	$—	$99,465,776	$—	$99,465,776
U.S. Treasury Obligations	—	37,715,468	—	37,715,468
Other Convertible Notes*	6,403,625	—	—	6,403,625
Short-Term Investments	3,656,094	—	—	3,656,094
Total Investments in Securities	$10,059,719	$137,181,244	$—	$147,240,963

Liabilities	Level 1	Level 2	Level 3	Total
Derivatives
Total Return Swap**	$—	$2,022	$—	2,022

There were no transfers into or out of Level 1, Level 2, and Level 3 in the current period. Transfers between the Levels for investment in securities or other financial instruments are measured at the end of the reporting period.

*	Please refer to the Schedule of Investments for industry classifications.

**	Represents the receivable or payable for the open swap contracts.

Exchange Traded Funds (“ETFs”) – The Fund may invest in exchange traded funds. ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. There are risks of owning the underlying securities the ETFs are designed to track, and the lack of liquidity of an ETF may result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Synthetic Convertible Bond Risk – Synthetic convertible bonds are financial instruments created by combining two or more separate securities that, in total, have returns that are similar to a convertible bond. Synthetic convertible bonds are derivative debt securities and are subject to the creditworthiness of the counterparty of the synthetic security. The value of a synthetic convertible bond may decline substantially if the counterparty’s creditworthiness deteriorates. The value of a synthetic convertible bond may also respond differently to market fluctuations than a convertible bond because a synthetic convertible is composed of two or more separate securities, each with its own market value.

Leverage Risk – The use of leverage through activities such as borrowing or purchasing derivatives can magnify the effects of changes in the value of the Convertible Plus Fund and make the Convertible Plus Fund’s share price more volatile and sensitive to market movements. The leveraged investment techniques that the Convertible Plus Fund employs could cause investors in the Convertible Plus Fund to lose more money in adverse environments. Leverage

Miller Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2017

may result in the creation of a liability that requires the Convertible Plus Fund to pay interest or fees, which may be greater than the income or gain received by the Convertible Plus Fund from the securities purchased with leverage proceeds.

Derivative Transactions – The Funds may enter into total return swaps. Total return swaps are agreements that provide the Funds with a return based on the performance of an underlying asset, in exchange for fee payments to a counterparty based on a specific rate. The difference in the value of these income streams is recorded daily by the Funds, and is settled in cash at the end of each month. The fee paid by the Funds will typically be determined by multiplying the face value of the swap agreement by an agreed upon interest rate. In addition, if the underlying asset declines in value over the term of the swap, the Funds would also be required to pay the dollar value of that decline to the counterparty. Total return swaps could result in losses if the underlying asset does not perform as anticipated by the Adviser. Each Fund may use its own net asset value as the underlying asset in a total return swap. This strategy serves to reduce cash drag (the impact of cash on the Funds’ overall return) by replacing it with the impact of market exposure based upon the Funds’ own investment holdings. The Funds record fluctuations in the value of open swap contracts on a daily basis as unrealized gains or losses. Realized gains and losses from terminated swaps are included in net realized gains/losses on swap contracts. Risks may exceed amounts recognized on the Statement of Assets and Liabilities. The Funds value the total return swaps in which they enter based on a formula of the underlying asset’s nightly value, U.S. Dollar-1-Month London Interbank Offered Rate-British Banker’s Association (USD-1M LIBOR-BBA) and an annual fee or various agreed upon inputs.

During the year ended October 31, 2017, the Funds invested in total return swaps. The total return swaps can be found on the Statement of Assets and Liabilities under receivable/payable for open swap contracts. At October 31, 2017, the receivable (payable) for open swap contracts were $286,238, $269,869 and $(2,022) for the Convertible Bond Fund, Convertible Plus Fund and Intermediate Bond Fund, respectively, on the Statements of Assets and Liabilities. For the year ended October 31, 2017, the net realized gain (loss) on swaps was $4,797,875, $690,745 and $0 for the Convertible Bond Fund, Convertible Plus Fund and Intermediate Bond Fund, respectively, on the Statements of Operations. For the year ended October 31, 2017, the net change in unrealized appreciation/(depreciation) was $557,425, $492,005 and $(2,022) for the Convertible Bond Fund, Convertible Plus Fund and Intermediate Bond Fund, respectively, on the Statements of Operations.

The average notional value of total return swaps that the Funds invested in during the year ended October 31, 2017 were $52,944,648 and $13,400,993 for the Convertible Bond Fund and the Convertible Plus Fund, respectively, and $15,083,783 for the days that the Intermediate Bond Fund had the contract open during 2017. The average notional value previously discussed serves as the indicator of the value for the Funds.

Offsetting of Financial Assets and Derivative Assets – The following tables present the Funds’ asset and liability derivatives available for offset under a master netting arrangement net of collateral pledged as of October 31, 2017.

Convertible Bond Fund

				Gross Amounts Not Offset in the
Assets:				Statement of Assets & Liabilities
			Net Amounts of
		Gross Amounts Offset	Assets Presented in
	Gross Amounts of	in the Statement of	the Statement of	Financial	Cash Collateral
Description	Recognized Assets (1)	Assets & Liabilities	Assets & Liabilities	Instruments	Pledged (2)	Net Amount
Swaps	$286,238	$—	$286,238	$—	$—	$286,238
Total	$286,238	$—	$286,238	$—	$—	$286,238

Miller Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2017

Convertible Plus Fund
				Gross Amounts Not Offset in the
Assets:				Statement of Assets & Liabilities
			Net Amounts of
		Gross Amounts Offset	Assets Presented in
	Gross Amounts of	in the Statement of	the Statement of	Financial	Cash Collateral
Description	Recognized Assets (1)	Assets & Liabilities	Assets & Liabilities	Instruments	Pledged (2)	Net Amount
Swaps	$269,869	$—	$269,869	$—	$—	$269,869
Total	$269,869	$—	$269,869	$—	$—	$269,869

Intermediate Bond Fund				Gross Amounts Not Offset in the
Liabilities:				Statement of Assets & Liabilities
Net Amounts of
	Gross Amounts of	Gross Amounts Offset	Assets Presented in
	Recognized	in the Statement of	the Statement of	Financial	Cash Collateral
Description	Liabilities (1)	Assets & Liabilities	Assets & Liabilities	Instruments	Pledged (2)	Net Amount
Swaps	$2,022	$—	$(2,022)	$—		$(2,022)
Total	$2,022	$—	$(2,022)	$—	$—	$(2,022)

(1)	Swap contracts variation margin as presented in the Schedule of Investments.

(2)	The amount is limited to the derivative liability balance and, accordingly, does not include excess collateral pledged.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

During the year-ended October 31, 2017 the Funds corrected their calculation of accretion and amortization of purchase discounts or premiums on securities. As a result, $13,836,652, $1,471,451 and $746,409 of net accretion related to prior periods was included in interest income (reclassified from net change in unrealized appreciation (depreciation) on investments) for Miller Convertible Bond Fund, Miller Convertible Plus Fund and Miller Intermediate Bond Fund, respectively. The reclassification did not impact net increase in net assets from operations for the period.

Expenses – Common expenses, income and gains and losses are allocated daily among share classes of the Funds based on the relative proportion of net assets represented by each class. Class specific expenses are charged directly to the responsible class of shares of the Funds.

Federal Income Taxes – Federal Income Taxes - The Funds intend to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements. The Funds recognize the tax benefits of uncertain tax positions only when the position is "more likely than not" to be sustained assuming examination by tax authorities. Management has reviewed the tax positions on returns filed for open fiscal year ends October 31, 2014 through October 31, 2016 for the Convertible Bond Fund, and October 31, 2015 through October 31, 2016 for the Convertible Plus and Intermediate Bond Funds, or expected to be taken in all the Funds' current fiscal year end returns, and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. The Funds identify their major tax jurisdictions as U.S. Federal and the state of Massachusetts. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year ended October 31, 2017, the Funds did not incur any interest or penalties.

Distributions to Shareholders – Distributions from investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. The Funds will declare and pay net realized capital gains, if any, annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from GAAP.

Miller Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2017

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Trust expects the risk of loss due to these warranties and indemnities to be remote.

3.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

The activities of the Funds are overseen by the Board. Pursuant to an Investment Advisory Agreement with the Funds, the Adviser, under the oversight of the Board, directs the daily operations of the Funds and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Funds pays the Adviser a management fee, computed and accrued daily and paid monthly, at an annual rate of 0.75% and 0.95% for the Convertible Bond Fund and the Intermediate Bond Fund, respectively, of the average daily net assets of each respective Fund. The Convertible Plus Fund pays the Adviser an annual rate of 1.95% of the average daily managed assets, which is equal its total assets including assets attributable to borrowings, minus accrued liabilities other than borrowings. For the year ended October 31, 2017, the Adviser earned advisory fees of $7,003,992, $3,754,490 and $1,436,428 for the Convertible Bond Fund, Convertible Plus Fund and the Intermediate Bond Fund, respectively.

The Adviser, pursuant to an Expense Limitation Agreement (the “Agreement”) has contractually agreed to reduce its fees and/or absorb expenses of the Convertible Plus Fund and the Intermediate Bond Fund, at least until February 28, 2018, to ensure that net annual operating expenses (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs such as interest and dividend expense on securities sold short, taxes and extraordinary expenses such as litigation) will not exceed 3.20%, 2.95% and 3.95% of the Convertible Plus Fund’s average daily net assets for Class A, Class I and Class C shares, respectively and 1.50%, 1.25% and 2.25% of the Intermediate Bond Fund’s average daily net assets for Class A, Class I and Class C shares, respectively. The Agreement will allow the Adviser, subject to certain conditions, to recover amounts previously reimbursed for operating expenses to the Funds to the extent that the Funds’ expense ratios fall below the above indicated expense limitations. The amounts that can be recovered will be limited to the difference between the actual expense ratio and the amount of the expense limitation. Under such agreement, the Adviser can only recover such amounts for a period of up to three years. For the year ended October 31, 2017, the Adviser waived fees of $198,827 for the Convertible Plus Fund and recaptured fees of $113,707 for the Intermediate Bond Fund.

As of October 31, 2017, the following amounts are subject to recapture by the Advisor by October 31 of the following years:

	2018	2019	2020
Convertible Plus Fund	$221,204	$234,298	$198,827
Intermediate Bond Fund	26,406	145,219	—

Distributor – The distributor of the Funds is Northern Lights Distributors, LLC (the “Distributor”). The Board has adopted, on behalf of each Fund, a Distribution Plan and Agreement pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”), as amended, to pay for certain distribution activities and shareholder services. Convertible Bond Fund’s Class A shares pay 0.50% per year of its average daily net assets for such distribution and shareholder service activities. The Convertible Plus Fund and the Intermediate Bond Fund’s Class A pay 0.25% per year of its average daily net assets for distribution and shareholder service activities under the Plan. The Funds’ Class C pays 1.00% per year of its average daily net assets for distribution and shareholder service activities under the Plan. For the year ended October 31, 2017, the 12b-1 fees accrued amounted to $567,119 and $722,442 for the Convertible Bond Fund’s Class A shares and Class C shares, respectively, $4,608 and $4,750 for the Convertible Plus Fund’s Class A shares and Class C shares, respectively, and $606 and $2,597 for the Intermediate Bond Fund’s Class A and Class C shares, respectively.

Miller Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2017

The Distributor acts as each Fund’s principal underwriter in a continuous public offering of the Funds’ shares. For the year ended October 31, 2017, the Distributor received $246,651 in underwriting commissions for sales of Class A shares, of which $36,421 was retained by the principal underwriter or other affiliated broker-dealers for the Convertible Bond Fund. For the year ended October 31, 2017, the Distributor received $15,243 in underwriting commissions for sales of Class A shares, of which $2,333 was retained by the principal underwriter or other affiliated broker-dealers for the Convertible Plus Fund. The Distributor did not receive any underwriting commissions for sales of Class A shares for the Intermediate Bond Fund.

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Gemini Fund Services, LLC (“GFS”) – GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Funds pay GFS customary fees for providing administration, fund accounting and transfer agency services to the Funds. Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds. An officer of the Trust is also an officer of NLCS.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

Trustee Fees - Each Trustee who is not affiliated with the Trust or the Adviser receives an annual retainer fee of $27,000 (pro-rated for partial years), as well as $15,000 for each regular meeting attended in-person and $1,500 for each meeting conducted by telephone. The chair of the Audit Committee receives an additional payment of $8,000 as an annual retainer fee for serving in that capacity. None of the Officers or Trustees who are affiliated with the Trust receive compensation from the Trust.

4.	INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale of securities, other than short-term securities, for the year ended October 31, 2017, amounted to $808,992,760 and $713,242,699, respectively for the Convertible Bond Fund, $306,754,457 and $223,052,129, respectively for the Convertible Plus Fund and $164,116,187 and $120,585,411, respectively for the Intermediate Bond Fund.

5.	LINE OF CREDIT

The Convertible Plus Fund may borrow for investment purposes, to meet repurchase requests and for temporary, extraordinary or emergency purposes. The Convertible Plus Fund is required to maintain asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of at least 300% of the amount borrowed, with an exception it expects to limit its borrowings for investment purposes to 33 1/3% of the value of the Fund’s total assets (including the amount borrowed). The Convertible Plus Fund has entered into a line of credit agreement with Barclays Bank PLC, which permits the Convertible Plus Fund to borrow at a rate, per annum, equal to 1.15% plus the 3 month LIBOR rate to be paid quarterly. There is also an annual commitment fee. During the year ended October 31, 2017, the Convertible Plus Fund recorded $1,374,178 in interest on the line of credit. Average borrowings and the average interest rate during the year ended October 31, 2017 were $61,568,493 and 2.23%, respectively. The largest outstanding amount borrowed during the period was $71,000,000. The balance on the line of credit as of October 31, 2017 was $65,000,000 and the amount of the commitment is $77,000,000. The interest rate as of October 31, 2017 was 2.49%.

Miller Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2017

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions for the following periods was as follows:

For the year ended October 31, 2017:
	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total
Convertible Bond Fund	$ 33,597,114	$ -	$ -	$ 33,597,114
Convertible Plus Fund	3,432,347	-	-	3,432,347
Intermediate Bond Fund	3,185,078	-	-	3,185,078

For the year ended October 31, 2016:
	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total
Convertible Bond Fund	$ 15,710,856	$ 1,008,199	$ -	$ 16,719,055
Convertible Plus Fund	1,281,373	-	-	1,281,373
Intermediate Bond Fund	755,138	149,686.00	-	904,824

As of October 31, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Post October Loss and Late Year Loss	Capital Loss Carry Forwards	Other Book/Tax Differences	Undistributed Appreciation/ (Depreciation)	Total Accumulated Earning/(deficits)
Convertible Bond Fund	$ 18,827,750	$ 3,816,952	$ -	$ -	$ -	$ 44,363,121	$ 67,007,823
Convertible Plus Fund	4,876,349	-	-	-	-	5,687,494	10,563,843
Intermediate Bond Fund	2,567,490	-	-	-	-	2,242,874	4,810,364

The difference between book basis and tax basis distributable earnings and unrealized appreciation (depreciation) is primarily attributable to the tax treatment of amortization on convertible securities, income on contingent convertible debt securities, Section 305(c) deemed dividend distributions, the mark-to market on open swap contracts and the tax deferral of losses on wash sales.

Permanent book and tax differences, primarily attributable to tax adjustments for swaps, contingent convertible debt securities, Section 305(c) deemed dividend distributions and equalization debits resulted in reclassification for the year ended October 31, 2017 as follows:

	Paid In Capital	Undistributed Ordinary Income (Loss)	Accumulated Net Realized Gain (Loss)
Convertible Bond Fund	$ 3,816,427	$ 5,316,623	$ (9,133,050)
Convertible Plus Fund	626,303	392,514	(1,018,817)
Intermediate Bond Fund	401,039	(147,924)	(253,115)

7.	CROSS TRADES

The Funds are permitted to purchase and sell securities (“cross-trade”) from and to other Funds within the Trust pursuant to “Cross-Trading” Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the respective Funds from or to another Fund that is or could be considered an affiliate of the Funds under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7 of the 1940 Act. Further, as defined under

Miller Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2017

these procedures, each cross-trade is effected at the current market price to save costs where allowed. For the year ended October 31, 2017, the Convertible Bond Fund, the Convertible Plus Fund and the Intermediate Bond Fund engaged in cross-trades.

8.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

Miller Funds
DISCLOSURE OF FUND EXPENSES (Unaudited)
October 31, 2017

As a shareholder of the Funds you incur ongoing costs, including management fees, distribution and/or service (12b-1 fees) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs.

This example is based on an investment of $1,000 invested for the period of time as indicated in the table below.

Actual Expenses: The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes: The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning		Annualized	Expenses Paid During the
	Account	Ending Account	Expense	Period
	Value (5/1/17)	Value (10/31/17)	Ratio	(5/1/17 to 10/31/17)
Actual *
Miller Convertible Bond Fund
Class A	$1,000.00	$1,041.30	1.45%	$ 7.46
Class I	$1,000.00	$1,044.80	0.95%	$ 4.90
Class C	$1,000.00	$1,038.90	1.95%	$10.02
Miller Convertible Plus Fund
Class A	$1,000.00	$1,046.70	3.20%	$16.51
Class I	$1,000.00	$1,047.80	2.95%	$15.23
Class C	$1,000.00	$1,041.60	3.95%	$20.33
Miller Intermediate Bond Fund
Class A	$1,000.00	$1,015.70	1.50%	$ 7.62
Class I	$1,000.00	$1,017.20	1.25%	$ 6.36
Class C	$1,000.00	$1,012.10	2.25%	$11.41
Hypothetical (5% return before expenses) *
Miller Convertible Bond Fund
Class A	$1,000.00	$1,017.90	1.45%	$ 7.38
Class I	$1,000.00	$1,020.42	0.95%	$ 4.84
Class C	$1,000.00	$1,015.38	1.95%	$ 9.91
Miller Convertible Plus Fund
Class A	$1,000.00	$1,009.07	3.20%	$16.20
Class I	$1,000.00	$1,010.33	2.95%	$14.95
Class C	$1,000.00	$1,005.29	3.95%	$19.96
Miller Intermediate Bond Fund
Class A	$1,000.00	$1,017.64	1.50%	$ 7.63
Class I	$1,000.00	$1,018.90	1.25%	$ 6.36
Class C	$1,000.00	$1,013.86	2.25%	$11.42

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the six month period ended October 31, 2017 (184) divided by the number of days in the fiscal year (365).

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Report of Independent Registered Public Accounting Firm

Board of Trustees and Shareholders

Miller Investment Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Miller Convertible Bond Fund, Miller Convertible Plus Fund, and Miller Intermediate Bond Fund (collectively, the “Funds”) as of October 31, 2017, and the related statements of operations, cash flows (Miller Convertible Plus Fund only), changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets of the Funds for the year ended October 31, 2016, and the financial highlights for the years in the period then ended October 31, 2016, October 31, 2015, October 31, 2014, and October 31, 2013 for Miller Convertible Bond Fund and year ended October 31, 2016 and period December 31, 2014 (commencement of operations) through October 31, 2015 for Miller Convertible Plus Fund and Miller Intermediate Bond Fund were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated December 30, 2016.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and counterparties. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Miller Convertible Bond Fund, Miller Convertible Plus Fund, and Miller Intermediate Bond Fund as of October 31, 2017, and the results of their operations, cash flows (Miller Convertible Plus Fund only), the changes in their net assets, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

/s/ RSM US LLP

Boston, Massachusetts

January 12, 2018

In connection with a meeting of the Board of Trustees held on October 24, 2017 (the “Meeting”), the Board, including the Independent Trustees, discussed the renewal of the: (1) Management Agreement between the Miller Convertible Bond Fund (the “Convertible Bond Fund”) and Wellesley Asset Management, Inc. (the “Adviser”); (2) the Investment Advisory Agreement between the Miller Convertible Plus Fund (the “Convertible Plus Fund”) and the Adviser; and (3) the Investment Advisory Agreement between the Miller Intermediate Bond Fund (the “Intermediate Bond Fund”) (each a “Fund” and collectively the “Funds”) and the Adviser. The Management Agreement and each Investment Advisory Agreement are collectively referred to each as a “Management Agreement” and collectively as the “Management Agreements”).

In considering whether the continuance of the Management Agreements was in the best interests of each Fund and its shareholders, the Board had discussions with representatives of the Adviser and received materials specifically relating to the Management Agreements. Both in the Meeting specifically focused upon the review of the Management Agreements and at other meetings, the Board, including the Independent Trustees, received information relating to the Adviser’s investment and management services under the Management Agreements. This information included materials regarding: (i) the investment performance of each Fund, including comparisons to each Fund’s peer group of funds selected by the Adviser from all relevant bond mutual funds with assets in excess of $100 million but less than $1 billion (each a “Peer Group”) as well as comparisons to a universe of funds consisting of each Fund and its respective Morningstar category, as classified by the independent evaluation service, Morningstar, Inc. (“Morningstar Category”); (ii) the nature, extent and quality of the services provided by the Adviser; (iii) the costs of the services provided and profits realized the Adviser; and (iv) the potential for economies of scale.

The following summarizes matters considered by the Board in connection with its continuance of the Agreement. However, the Board did not identify any single factor as all-important or controlling, and the following summary does not detail all the matters considered. Matters considered by the Board, including the Independent Trustees, in connection with its approval of each Management Agreement included the following:

Nature, Extent and Quality of Services and Personnel. The Board examined the nature, extent and quality of the services provided by the Adviser to the Funds. The Trustees also engaged in discussions with the Adviser’s senior management responsible for the overall functioning of the Fund’s investment operations. The Board considered information regarding the Adviser’s efforts in the area of compliance and investment processes. The Trustees discussed the Adviser’s personnel, and the high level of service provided by them including managing the growth of Fund assets, which among other things requires specialized skill in sourcing sufficient suitable convertible bonds. The Board also discussed the financial strength of the Adviser and concluded that it is satisfied and that the Adviser has delivered a high level of services to the Funds and their shareholders. The Board further concluded that the Fund’s management team and the Adviser’s overall resources were adequate and that the Adviser had the investment management skills and personnel that are more than capable to perform its duties under each Agreement.

Performance. The Trustees reviewed the performance of the Funds.

Convertible Bond Fund. The Board noted that for the one, three and five-year periods ended September 30, 2017, the Convertible Bond Fund had returns of 5.84%, 4.88% and 8.22%, respectively, underperforming the peer group averages of 14.18%, 6.40% and 9.88% for the one, three and five-year periods. Similarly, the Fund underperformed the “Convertibles” Morningstar Category averages of 11.20%, 5.04% and 8.50% for the one, three and five-year periods ended September 30, 2017. The Board noted that the Fund’s underperformance was attributable to (i) the Fund’s strategy of buying convertible bonds in companies with a small to mid-capitalization and (ii) the funds comprising of the Peer Group hold equities, convertible preferred shares, mandatory convertibles, long-dated issues that lack a put option, convertibles that have significantly negative yields to put or maturity at acquisition, or other debt instruments which may increase their returns and risk relative to a pure convertible bond strategy.

Convertible Plus Fund. The Board noted that the Adviser’s goal is for the Fund’s total return to outperform its peer group over full market cycles. The Board recognized that the Convertible Plus Fund had a shorter track record since it commenced operations in January 2015. The Board noted the fact that the Convertible Plus Fund, unlike the Convertible Bond Fund, employs leverage as part of its strategy. The Board considered the fact that the Convertible Plus Fund had a one-year return of 6.88% underperforming the peer group average of 11.27% for the one-year period. Similarly, the Fund underperformed the “Convertibles” Morningstar Category average of 11.20% one-year period ended September 30, 2017. The Board considered that the Adviser expects that the Fund will outperform its peer group during market corrections and bear markets, and recognized that the current bull marked had lasted approximately eight years. The Board also noted that the use of leverage is unique among mutual funds and that no other convertible bond mutual fund employs leverage making it difficult to assign a comparable peer group. The Board also noted that addition of another Peer Group of convertible bond mutual funds that employ leverage (“Leveraged Peer Group”). The Board considered that the Plus Fund outperformed two of the three funds in the Leveraged Peer Group over a one-year period.

Intermediate Bond Fund. Like the Convertible Plus Fund, the Board recognized that the Intermediate Bond Fund had a short track record since it commenced operations in January 2015. The Board noted that the Adviser’s goal for the Intermediate Bond Fund was to achieve maximum total return comprising of current income and capital appreciation while consistent with the preservation of capital. The Board further noted that the Intermediate Bond Fund had a return of 3.20%, outperforming the peer group average of 2.96% for the one-year period. Similarly, the Fund outperformed the “US Corporate Bond” Morningstar Category average of 2.68% for the one-year period ended September 30, 2017. The Board noted that the Peer Group for the Intermediate Bond Fund comprised the best performing class of shares of six other corporate bond funds whose fund size was $50 million to $500 million. The Board noted that the Fund’s one-year Sharpe Ratio of 1.00% ranked third in its peer group and better than the category average of 0.57%. The Board also noted that the size of the Fund had grown exponentially which moved it to a different asset based group since last year.

With respect to each of the Funds, the Board found that the Adviser continues to not deviate from its strategy to achieve favorable risk-adjusted returns in all market cycles. The Board concluded that each Fund’s performance was reasonable.

Fees & Expenses. The Trustees reviewed the fees charged by the Funds, including reviewing the fees compared to the Funds’ respective peer groups and Morningstar Categories. The Trustees further considered the fact that the Adviser manages separately managed accounts with similar investment strategies. The Board recognized that while certain separately managed accounts paid lower management fees than those charged by the Funds, the overall investment management services provided by the Adviser to the Funds and separately managed accounts differ in a number of respects. In general terms, the Board noted the greater resources that are required to manage mutual funds as compared to separately managed accounts.

Convertible Bond Fund. The Trustees noted that the Convertible Bond Fund’s advisory fee rate of 0.75% was higher than the peer group average of 0.64% and slightly lower than the Morningstar Category average of 0.79%. The Trustees further noted that the Convertible Bond Fund’s net expense ratio rate of 0.99% was higher than the peer group average of 0.77% but lower than the Morningstar Category average of 1.04%. The Trustees concluded that the advisory fee and net expense ratio were within an acceptable range of fees for the Fund when compared to peer funds.

Convertible Plus Fund. The Trustees noted that the Convertible Plus Fund’s advisory fee rate of 2.81% was significantly higher than the leveraged peer group average of 0.99% and significantly higher than the Morningstar Category average of 0.79%. The Trustees further noted that the Convertible Plus Fund’s net expense ratio rate of 2.95% was significantly higher than the leveraged peer group average of 1.26% and significantly higher than the Morningstar Category average of 1.04%. The Trustees also noted that the Convertible Plus Fund’s advisory fee rate of 2.81% was significantly higher than the convertible peer group average of 0.75%. The Trustees further noted that the Convertible Plus Fund’s net expense ratio rate of 2.95% was significantly higher than the convertible peer group average of 1.05%. The Trustees acknowledged the lack of peer funds that closely resembled the Convertible Plus Fund, including the fact that there are no other leveraged convertible mutual funds. The Trustees recognized that leverage strategies require more resources of the Adviser and are more complex to implement. The Trustees further noted that the smaller size of the Fund, contributed to the relatively higher expenses. The Trustees noted that the Adviser is considering imposing a contractual fee waiver that would lower the Fund’s expense ratio for the contractual fee waiver period. The Trustees concluded that based on the specialized nature of the Fund and the Adviser’s expertise in the area, the Fund’s management fee was reasonable and the Fund’s net expense ratio was satisfactory for purposes of approving the continuance of the Management Agreement.

Intermediate Bond Fund. The Trustees noted that the Intermediate Bond Fund’s advisory fee rate of 0.95% was higher than both the peer group and Morningstar Category average of 0.43%. The Trustees further noted that the Intermediate Bond Fund’s net expense ratio rate of 1.25% was significantly higher than the peer group average of 0.59% and significantly higher than the Morningstar Category average of 0.60%. The Trustees noted that the Adviser is considering imposing a contractual fee waiver that would lower the Fund’s expense ratio for the contractual fee waiver period. The Trustees noted that the Adviser is proposing to lower the Fund’s expense ratio to 1.05%. The Trustees recognized the fact that the Intermediate Bond Fund, consistent with its investment strategy, generally holds a greater number of convertible bond funds than its peer intermediate bond funds. The Trustees acknowledged that the management of convertible bonds is more complex and resource intensive than managing fixed-income securities. The Trustees further noted that the small size of the Fund, due to the fact that it is a new fund, contributed to the relatively higher expenses. The Trustees concluded that based on the specialized nature of the Fund and the Adviser’s expertise in the area, the

Fund’s management fee was reasonable and the Fund’s net expense ratio was satisfactory for purposes of approving the continuance of the Management Agreement.

Economies of Scale. The Trustees considered whether the Adviser has realized or will realize economies of scale with respect to the management of the Funds. They continued to review the Adviser’s projections for asset growth of each Fund over the next 12 months, and discussed the expense limitation agreement currently in place. The Trustees acknowledged that the Adviser is proposing to lower the expense ratios for the Convertible Plus Fund and Intermediate Bond Fund, which would reduce fees for the Funds.

Profitability. The Trustees considered the expense of the Adviser, and estimated profits to be realized by the Adviser, taking into consideration other benefits to the Adviser. The Board considered that a portion of the 12b-1 fees being charged are for shareholder servicing. The Board also reviewed financial profit projections based upon assumptions about each Fund’s asset levels and Adviser costs, noting that any such projections are speculative and do not guarantee Adviser profits. It was the consensus of the Board that the Adviser’s relationship with each Funds was not unreasonably profitable.

Conclusion. Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Management Agreements, the Board, including all of the Independent Trustees, concluded that the advisory fee for each Fund is fair and reasonable and approved the continuance of the respective Management Agreements and the advisory fees thereunder as in the best interest of each Fund and its shareholders.

Miller Funds
Change in Accountants (Unaudited)
October 31, 2017

On September 11, 2017, the Audit Committee of Miller Investment Trust (“Committee”) appointed and formally engaged RSM US LLP (“RSM”) as the Funds’ independent registered public accounting firm for the fiscal year ending October 31, 2017. The selection was based on a number of factors including improving the level of service and managing fund expenses.

Deloitte & Touche LLP’s (“Deloitte”) reports on the Fund’s financial statements for the periods prior to November 1, 2016 did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

During the periods ended prior to November 1, 2016, there were no disagreements between the Funds and Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused it to make reference to the subject matter of the disagreement in its report on the financial statements for such period.

During the periods ended prior to November 1, 2016, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

During the periods ended prior to November 1, 2016, neither the Funds nor anyone on its behalf has consulted with RSM regarding; (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Funds’ financial statements, and neither a written report was provided to the Funds nor oral advice was provided that RSM concluded was an important factor considered by the Funds in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement (as that term is defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as that term is defined in Item 304 (a)(1)(v) of Regulation S-K).

Miller Funds
TRUSTEES AND OFFICERS (Unaudited)	October 31, 2017

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees. The term of office of each Trustee listed below will continue indefinitely.

Independent Trustees

Name, Address and Year of Birth	Position/ Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Neal Chorney 1948	Trustee Since 2007	Vice President – Real Estate Investing & Property Management, Sunrise Financial LLC (2006 – Present) (commercial and investment real estate lending).	3	None
Daniel Mainzer 1963	Trustee Since 2007	Partner, Flanigan, Cotillo & Mainzer, LLP, (2011 –Present).	3	None
Michael Blank 1950	Trustee Since 2009	Principal, Braintree Street Realty, LLC (1986-Present) President, Evanteal Properties, LLC (2012-Present); Principal, Jewish National Fund (2012 – Present)	3	Board of Directors JNF New England (2012-Present)

Interested Trustee and Officers

Name, Address and Year of Birth	Position/ Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex ** Overseen by Trustee	Other Directorships held by Trustee During Past Five Years
Greg Miller*** 1949	Trustee, President, and Treasurer Since 2007	Chief Executive Officer and Registered Investment Advisor, Wellesley Asset Management, Inc. (1991 – Present) (registered investment advisory firm) Director, New England Investment Properties (September 2012 – December 2016)	3	None
Darlene Murphy 1962	Secretary Since 2007	President, Wellesley Asset Management, Inc. (1991- Present) (registered investment advisory firm). Director, New England Investment Properties (September 2012 – December 2016)	N/A	N/A
Michael J. Wagner 1950 80 Arkay Drive Hauppauge, NY 11788	Chief Compliance Officer Since 2007	President (2006 – Present), Northern Lights Compliance Services, LLC (provides CCO services to mutual funds).	N/A	N/A

*	The term of office for each Trustee and Officer listed above will continue indefinitely.

**	The term “Fund Complex” refers to the Miller Investment Trust, which as of the date of this SAI, consisted of the three Funds offered in the Prospectus.

***	Greg Miller is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Wellesley Asset Management, Inc. (the Fund’s Advisor).

The Trust’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-441-4434.

PRIVACY notice

FACTS	WHAT DOES MILLER INVESTMENT TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

	■	Social Security number	■	Purchase History

	■	Assets	■	Account Balances

	■	Retirement Assets	■	Account Transactions

	■	Transaction History	■	Wire Transfer Instructions

	■	Checking Account Information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Miller Investment Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Miller Investment Trust share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For non-affiliates to market to you	No	We don’t share

Questions?	Call 1-877-441-4434

Who we are
Who is providing this notice?	Miller Investment Trust
What we do
How does Miller Investment Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Miller Investment Trust collect my personal information?

We collect your personal information, for example, when you

■    Open an account

■    Provide account information

■    Give us your contact information

■    Make deposits or withdrawals from your account

■    Make a wire transfer

■    Tell us where to send the money

■    Tells us who receives the money

■    Show your government-issued ID

■    Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■     Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■      Affiliates from using your information to market to you

■      Sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Miller Investment Trust does not share with our affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ Miller Investment Trust does not share with non-affiliates so they can market you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Miller Investment Trust does not jointly market.

MILLER FUNDS

Advisor	Wellesley Asset Management, Inc.
The Wellesley Office Park
20 William Street
Wellesley, MA 02481

Distributor	Northern Lights Distributors, LLC
17605 Wright Street
Omaha, NE 68130

Legal Counsel	Thompson Hine LLP
1919 M Street, N.W. – Suite 700
Washington, DC 20036

Transfer Agent	Gemini Fund Services, LLC
17605 Wright Street
Omaha, NE 68130

Custodian	Bank of New York Mellon Corp.
101 Barclay Street
New York, NY 10286

How to Obtain Proxy Voting Information

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ending June 30th, as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling toll-free 1-877-441-4434 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-877-441-4434.

Miller Funds • 17605 Wright St. •Suite 2 • Omaha, NE 68130

1-877-441-4434

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

Item 3. Audit Committee Financial Expert.

The Board has determined, based on questionnaires completed by the Audit Committee members, that no one on the committee satisfies the definition of "financial expert;" however the Board also determined that collectively the Audit Committee members have the requisite knowledge and experience to perform the Audit Committee duties.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

FY 2017 $ 93,000

FY 2016 $ 93,000

(b)	Audit-Related Fees

FY 2017 $ None

FY 2016 $ 4,300

Tax Fees

(c)

FY 2017 $ 18,000

FY 2016 $ 13,600

(d)        All Other Fees

FY 2017 $ 0

FY 2016 $ 0

The above "Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of the registrant audit or the review of the registrant's financial statements and that are not reported under Audit Fees.

The above “Tax Fees” were billed for professional services rendered for tax compliance and tax return preparation.

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee is also required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant to the extent that the services are determined to have a direct impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the audit committee.

(2)	Percentages of 2017 Services Approved by the Audit Committee

Registrant    Adviser

Audit-Related Fees:        0%          0%

Tax Fees:                       0%          0%

All Other Fees:               0%          0%

(f)        During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)        The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant Adviser

FY 2017                       $ None $ None

FY 2016                        $4,300   $ None

(h)        Not applicable. All non-audit services to the registrant were pre-approved by the Audit Committee for FY 2017.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. (a) Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

(b) Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders. There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.

Item 11. Controls and Procedures.

(a)       The President and Treasurer has concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)       There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Sarbanes Oxley Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Miller Investment Trust

By (Signature and Title)

/s/ Greg Miller

Greg Miller, President and Treasurer

Date 1/12/17

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/Greg Miller

Greg Miller, President and Treasurer

Date 1/12/17